UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement	☐	Confidential, for use of the Commission only as permitted by Rule 14c-6(e)(2)

☒	Definitive Information Statement

Carbon Natural Gas Company

(Name of Registrant as Specified in Its Charter

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Carbon Natural Gas Company

1700 Broadway

Suite 1170

Denver, Colorado 80290

(720) 407-7043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

On June 25, 2015

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Carbon Natural Gas Company (“Carbon” or the “Company”) on June 25, 2015, at 9:30 a.m., E.D.T., at Yale Club of New York City, 50 Vanderbilt Avenue, New York, NY 10017 (the “Annual Meeting”).

BECAUSE THIS MEETING IS FOR INFORMATIONAL PURPOSES ONLY, THERE WILL BE NO VOTING.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Stockholders are encouraged to attend the meeting. If you plan to attend the meeting, please RSVP by June 18, 2015 to Rose Reyna at 720-407-7040 or by email to rreyna@carbonnaturalgas.com

Sincerely,

/s/ Patrick R. McDonald
Chief Executive Officer

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To our Stockholders:

We are furnishing the attached Information Statement to the holders of common stock of Carbon Natural Gas Company, a Delaware corporation (“Carbon” or the “Company”).  The purpose of the Information Statement is to notify stockholders that the holders of more than a majority of our common stock (the “Majority Stockholders”), have taken and approved the following actions:

1.	Elected six directors for the ensuing year.

2.	Adopted Amended and Restated Bylaws.

3.	Authorized the Company’s Board of Directors (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation to effect the reverse split of the issued and outstanding shares of the Company’s common stock within the range of 1:2 to 1:20, at the discretion of the Board if such reverse split is necessary or appropriate for achieving the listing of the Company’s common stock on a stock exchange.

4.	Approved the Company’s 2015 Stock Incentive Plan.

5.	Approval of certain previous stock awards for purposes of qualifying the awards as performance-based compensation under Internal Revenue Code Section 162(m).

6.	Ratified and approved the appointment of EKS&H LLLP (“EKSH”) as Carbon’s independent registered accounting firm for the year ending December 31, 2015.

The accompanying Information Statement and related materials are being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.  As described in this Information Statement, the foregoing actions have been approved by stockholders representing more than a majority of the voting power of our outstanding shares of common stock. The Board is not soliciting your proxy or consent in connection with the matters discussed above.  You are urged to read the Information Statement and related materials in their entirety for a description of the actions taken by certain stockholders representing more than a majority of the voting power of our outstanding shares of common stock.

As required by Rule 14c-2(b) of the regulations of the Securities and Exchange Commission (the “SEC”) and since the Company is making information available through the Internet rather than utilizing the full-set delivery option, this Information Statement must be sent to stockholders at least 20 calendar days prior to the earliest date on which the matters discussed above may take effect.

This Notice of Annual Meeting, the Information Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (“Annual Report”), are being made available on or about May 20, 2015 to stockholders of record as of April 30, 2015. The record date for determining our stockholders who were eligible to consent in writing to the matters discussed above and entitled to notice of those matters was April 29, 2015, the date that the Board took prior action in connection therewith. Consequently, these actions will be effective as of June 10, 2015.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT.  NO VOTE WILL BE TAKEN AT THE ANNUAL MEETING ON ANY MATTER DESCRIBED HEREIN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE COMPANY’S INFORMATION STATEMENT AND RELATED MATERIALS

The Company’s Information Statement and related materials are available on the Internet at: http://carbonnaturalgas.com/proxy-online/.

Carbon Natural Gas Company

1700 Broadway, Suite 1170

Denver, Colorado 80290

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

May 20, 2015

We are disseminating this Information Statement to notify you that certain stockholders (the “Majority Stockholders”), being the owners of more than a majority of the voting power of the Company’s outstanding shares of common stock, delivered written consent to the Company on April 29, 2015 to take the following actions:

1.	Elected six directors for the ensuing year.

2.	Adopted Amended and Restated Bylaws.

3.	Authorized the Company’s Board of Directors (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation to effect the reverse split of the issued and outstanding shares of the Company’s common stock within the range of 1:2 to 1:20, at the discretion of the Board if such reverse split is necessary or appropriate for achieving the listing of the Company’s common stock on a stock exchange.

4.	Approved the Company’s 2015 Stock Incentive Plan.

5.	Approval of certain previous stock awards for purposes of qualifying the awards as performance-based compensation under Internal Revenue Code Section 162(m).

6.	Ratified and approved the appointment of EKS&H LLLP (“EKSH”) as Carbon’s independent registered accounting firm for the year ending December 31, 2015.

This Information Statement and related materials are first being made available to stockholders beginning on or about May 20, 2015.  A notice of the Internet Availability of the Information Statement (“Notice”) will be mailed to certain stockholders on or about May 20, 2015.  If you received a Notice by mail, you will not receive a printed copy of the Information Statement.  Instead, the Notice will instruct you as to how you may access and review all of the information contained in the Information Statement.

Voting Securities and Vote Required.

We are not seeking consent, authorizations, or proxies from you. The vote which was required to approve the above referenced matters was the affirmative vote of the holders of a majority of the Company’s voting stock.

On April 30, 2015 (the “Record Date”), there were 108,158,780 shares of the Company’s common stock issued and outstanding.  Each share of common stock is entitled to one vote.  No other class of stock of the Company is issued and outstanding.

The Delaware General Corporation Law (the “DGCL”) permits the holders of a corporation’s outstanding stock representing a majority of that corporation’s voting power to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of stockholders.  In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the foregoing matters and in order to timely effectuate such matters, the Board elected to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.  The Company obtained the written consent of stockholders who, as of the Record Date, owned approximately 54% of the Company’s voting stock.  The written consent satisfies the stockholder approval requirement for the actions taken.  Accordingly, under the DGCL no other Board or stockholder approval is required in order to effect such actions.

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Effective Date

This Information Statement is being made available on or about May 20, 2015 to the Company’s stockholders of record as of the Record Date.  Even though these actions have been approved by the Majority Stockholders, the actions will not be effective until on or about June 10, 2015, a date that is more than 20 calendar days after Notice is first sent to our stockholders.

The expenses of distributing the Notice and of making this Information Statement and related materials available to the stockholders will be borne by the Company, including expenses in connection with the preparation and mailing of the Notice. The Company contemplates that brokerage houses, custodians, nominees, and fiduciaries will forward the Notice to the beneficial owners of the Company’s common stock held of record by these persons and the Company will reimburse them for their reasonable expenses incurred in this process.

Cumulative voting is not allowed on any of the proposals that were approved by the Majority Stockholders.

No Dissenters Rights

The actions taken by written consent of the Majority Stockholders are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the DGCL.

Proposals by Security Holders

No stockholder requested that we include any additional proposals in this Information Statement or otherwise requested that any proposals be submitted to the stockholders for their approval.

Materials

In accordance with the rules and regulations of the SEC, instead of mailing a printed copy of this Information Statement to each stockholder of record, the Company will furnish it and the related materials to our stockholders on the Internet.  If you received a Notice by mail, you will not receive a printed copy of the Information Statement.  Instead, the Notice will instruct you as to how you may access and review all of the information contained in this Information Statement. If you would like to receive a printed copy of the Information Statement and related materials and have not previously requested a paper copy, you should follow the instructions for requesting the Information Statement included in the Notice.

As noted above, the Company is not soliciting proxies.

Forward-Looking Statements

This Information Statement and the related materials may contain certain “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, in connection with the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements.

Such forward-looking statements include statements about our expectations, beliefs or intentions regarding actions contemplated by this Information Statement, our potential business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made and are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” or “will,” and similar expressions or variations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. Furthermore, such forward-looking statements speak only as of the date of this Information Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

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QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

The following responses to certain questions does not purport to be a complete statement of the information in this Information Statement, and are qualified by the more complete information set forth hereinafter.

1.          When and where will the Annual Meeting be held?

As described in the Notice, we will hold the Annual Meeting at Yale Club of New York City, 50 Vanderbilt Avenue, New York, NY 10017.  The Annual Meeting is scheduled for June 25, 2015 at 9:30 a.m., E.D.T.  If you expect to attend the Annual Meeting in person, please RSVP by June 18, 2015 to Rose Reyna at 720-407-7040 or by email to rreyna@carbonnaturalgas.com, to ensure that sufficient accommodations are prepared.

2.          What action was taken by written consent?

The actions taken by the written consent of the Majority Stockholders (the “Actions”) are more completely described elsewhere in this Information Statement, but in summary are:

Action No. 1 concerned the election of six directors for the coming year.

Action No. 2 concerned the amendment and restatement of the Company’s Bylaws.

Action No. 3 concerned the authorization of the Board to amend the Company’s Amended and Restated Certificate of Incorporation to effect the reverse split of the issued and outstanding shares of the Company’s common stock within the range of 1:2 to 1:20.

Action No. 4 concerned the approval of the Company’s 2015 Stock Incentive Plan.

Action No. 5 concerned the approval of certain previous stock awards for the purpose of qualifying them as performance-based compensation under Internal Revenue Code Section 162(m).

Action No. 6 concerned the ratification and approval of EKS&H LLLP (“EKSH”) as the Company’s independent registered accounting firm for the year ending December 31, 2015.

In each case, stockholders holding more than a majority of the votes that may be cast at a meeting of the stockholders provided written consents approving each of the Actions.

3.          Why are you not soliciting proxies on these matters?

We are not soliciting proxies on the Actions because Yorktown Energy Partners V, L.P., Yorktown Energy Partners VI, L.P., and Yorktown Energy Partners IX, L.P., all of whom together hold approximately 54% of the Company’s voting power, provided written consents approving each of the Actions.

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RECORD DATE AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

As of the Record Date, we had 108,158,780 shares of common stock issued and outstanding, which represented our only class of voting securities outstanding. The holders of shares of our common stock are each entitled to one vote per share.  The following sets forth certain information about the number of common shares owned by (i) each person (including any group) known to us that beneficially owns five percent or more of the common shares, (ii) each of our directors and named executive officers, and (iii) all named executive officers and directors as a group.  Unless otherwise indicated, the stockholders possess sole voting and investment power with respect to the shares shown. The business address for each of the Company’s officers and directors is 1700 Broadway, Suite 1170, Denver, Colorado 80290.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership(1)	Percent of Class(2)

5% Stockholders
Yorktown Energy Partners V, L.P. 410 Park Avenue, 19th Floor New York, NY 10022	17,938,309	16.6%

Yorktown Energy Partners VI, L.P. 410 Park Avenue, 19th Floor New York, NY 10022	17,938,309	16.6%

Yorktown Energy Partners IX, L.P. 410 Park Avenue, 19th Floor New York, NY 10022	22,222,222	20.5%

Arbiter Partners Capital Management LLC 11 East 44th Street, Suite 700 New York, NY 10017	12,440,001	11.5%

AWM Investment Company Inc.(3) c/o Special Situation Funds 527 Madison Avenue, Suite 2600 New York, NY 10022	10,888,889	10.1%

Wynnefield Capital(4) 450 Seventh Avenue Suite 509 New York, NY 10123	6,444,445	6.0%

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Name of Beneficial Owner	Amount of Beneficial Ownership(1)	Percentage(2)

Executive Officers and Directors

James H. Brandi, Director (5)	--	*

David H. Kennedy, Director (6)	163,076	*

Bryan H. Lawrence, Director (7)	58,098,840	53.7%

Peter A. Leidel, Director (8)	58,098,840	53.7%

Patrick R. McDonald, Chief Executive Officer and Director (9)	4,988,924	4.5%

Edwin H. Morgens, Director (10)	1,666,667	1.5%

Mark D. Pierce, President (11)	416,703	*

Kevin D. Struzeski, Chief Financial Officer, Treasurer and Secretary (12)	949,445	*

All directors and executive officers as a group (eight persons) (13)	66,283,655	59.8%

* less than 1%

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2) Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Percentages are rounded to the nearest one-tenth of one percent.

(3) Consists of (i) 7,555,556 common stock shares owned by Special Situations Fund III QP, L.P. (“SSFQP”), (ii) 2,222,222 common stock shares owned by Special Situations Cayman Fund, L.P. (“Cayman”) and (iii) 1,111,111 common stock shares owned by Special Situations Private Equity Fund L.P. (“SSPE”). AWM Investment Company, Inc., a Delaware Corporation (“AWM”) is the investment advisor to SSFQP, Cayman and SSPE. AWM holds sole voting and investment power over these shares.

(4) Includes (i) 2,887,111 common stock shares owned by Wynnefield Partners Small Cap Value, LP I, (ii) 1,997,778 common stock shares owned by Wynnefield Partners Small Cap Value, LP and (iii) 1,559,556 common stock shares owned by Wynnefield Small Cap Value Offshore Fund, Ltd., over which Wynnefield Capital has voting and investment power.

(5) Does not include 340,000 restricted shares of our common stock, which vest upon the earlier of a change in control of the Company or the date the director’s membership on the Board is terminated other than for cause.

(6) Does not include 80,000 restricted stock shares of our common stock which vest upon the earlier of a change in control of the Company or the date the director’s membership on the Board is terminated other than for cause.

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(7) Includes (i) 17,938,309 common stock shares owned by Yorktown Energy Partners V, L.P., (ii) 17,938,309 common stock shares owned by Yorktown Energy Partners VI, L.P. and (iii) 22,222,222 common stock shares owned by Yorktown Energy Partners IX, L.P. over which Mr. Lawrence and Mr. Leidel have voting and investment power. Does not include 320,000 restricted shares of our common stock, which vest upon the earlier of a change in control of the Company or the date the director’s membership on the Board is terminated other than for cause.

(8) Includes (i) 17,938,309 common stock shares owned by Yorktown Energy Partners V, L.P., (ii) 17,938,309 common stock shares owned by Yorktown Energy Partners VI, L.P. and (iii) 22,222,222 common stock shares owned by Yorktown Energy Partners IX, L.P. over which Mr. Lawrence and Mr. Leidel have voting and investment power. Does not include 320,000 restricted shares of our common stock, which vest upon the earlier of a change in control of the Company or the date the director’s membership on the Board is terminated other than for cause.

(9) Includes (i) 482,704 shares owned by McDonald Energy, LLC over which Mr. McDonald has voting and investment power and (ii) stock purchase warrants held by McDonald Energy, LLC exercisable for 2,446,133 shares of common stock. Does not include 800,001 and 1,361,600 shares of unvested restricted stock and performance units, respectively.

(10) Does not include 320,000 restricted shares of our common stock, which vest upon the earlier of a change in control of the Company or the date the director’s membership on the Board is terminated other than for cause.

(11) Does not include 399,999 and 730,800 shares of unvested restricted stock and performance units, respectively.

(12) Includes stock options exercisable for 163,076 shares of common stock. Does not include 399,999 and 730,800 shares of unvested restricted stock and performance units, respectively.

(13) The shares over which both Mr. Lawrence and Mr. Leidel have voting and investment power are the same shares and the percentage of total shares has not been aggregated for purposes of these calculations.

ACTION NO. 1

ELECTION OF DIRECTORS

The following persons were nominated by the Board for election to the Company’s Board of Directors:

James H. Brandi

David H. Kennedy

Bryan H. Lawrence

Peter A. Leidel

Patrick R. McDonald

Edwin H. Morgens

Each is a current member of the Board.

The Majority Stockholders provided their written consent to the election of the foregoing individuals to the Board to serve a one year term commencing on the date of the Annual Meeting.

The Company’s Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively.

The Company believes that each of the persons reelected to the Board has the experience, qualifications, attributes and skills which, when taken as a whole, will enable the Board of Directors to satisfy its oversight responsibilities effectively.  These factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board.

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Identification of Directors and Executive Officers

As of the Record Date, the names, titles, and ages of the members of the Company’s Board and its executive officers are as set forth in the table below.

Name	Age	Position

Patrick R. McDonald	58	Chief Executive Officer, Director

Mark D. Pierce	61	President

Kevin D. Struzeski	56	Chief Financial Officer, Treasurer and Secretary

James H. Brandi	66	Chairman of the Board

David H. Kennedy	65	Director

Bryan H. Lawrence	72	Director

Peter A. Leidel	58	Director

Edwin H. Morgens	73	Director

Executive Officer/Director

Patrick R. McDonald. Mr. McDonald is Chief Executive Officer of the Company and has been Chief Executive Officer, President and Director of Nytis USA since 2004. From 1998 to 2003, Mr. McDonald was Chief Executive Officer, President and Director of Carbon Energy Corporation, an oil and gas exploration and production company which in 2003 was merged with Evergreen Resources, Inc. From 1987 to 1997 Mr. McDonald was Chief Executive Officer, President and Director of Interenergy Corporation, a natural gas gathering, processing and marketing company which in December 1997 was merged with KN Energy Inc. Prior to that he worked as an exploration geologist with Texaco International Exploration Company where he was responsible for oil and gas exploration efforts in the Middle East and Far East. Mr. McDonald served as Chief Executive Officer of Forest Oil Corporation (“Forest”) from June 2012 until the completion of its business combination with Sabine Oil & Gas (OTC: SOGC) in December 2014 for which he received separate compensation and benefits from Forest. Mr. McDonald continues to serve as a director of Sabine Oil & Gas. Mr. McDonald also serves as a director of certain other non-public companies. Mr. McDonald received a Bachelor’s degree in Geology and Economics from Ohio Wesleyan University and a Masters degree in Business Administration Finance from New York University. Mr. McDonald is a Certified Petroleum Geologist and is a member of the American Association of the Petroleum Geologists and of the Canadian Society of Petroleum Geologists.

Our Board of Directors believes that Mr. McDonald, as our Chief Executive Officer and as the founder of Nytis USA, should serve as a director because of his unique understanding of the opportunities and challenges that we face and his in-depth knowledge about the oil and natural gas business, and our long-term growth strategies.

Other Directors

The following information pertains to our non-employee directors, their principal occupations and other public company directorships for at least the last five years and information regarding their specific experiences, qualifications, attributes and skills.

James H. Brandi. Mr. Brandi has been a Director of the Company since March 2012 and Chairman of the Board since October 2012. Mr. Brandi retired from a position as Managing Director of BNP Paribas Securities Corp., an investment banking firm, where he served from 2010 until late 2011. From 2005 to 2010, Mr. Brandi was a partner of Hill Street Capital, LLC, a financial advisory and private investment firm which was purchased by BNP Paribas in 2010. From 2001 to 2005, Mr. Brandi was a Managing Director at UBS Securities, LLC, where he was the Deputy Global Head of the Energy and Power Groups. Prior to 2001, Mr. Brandi was a Managing Director at Dillon, Read & Co. Inc. and later its successor firm, UBS Warburg, concentrating on transactions in the energy and consumer goods areas. Mr. Brandi currently serves as a director of Approach Resources Inc. (NASDAQ:AREX) and OGE Energy Corp. (NYSE:OGE). Mr. Brandi is a trustee of The Kenyon Review and a former trustee of Kenyon College.

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Our Board of Directors believes that Mr. Brandi should serve as director and our Chairman because of his experience on the board of directors of other public companies, which our Board believes will be beneficial to us as we move forward as a public company. He also has extensive financial expertise from his education background (Harvard MBA) and his 35 year career in investment banking. His background will be important in his role as Chairman of the Audit Committee and its oversight responsibility regarding the quality and integrity of our accounting and financial reporting process and the auditing of our financial statements.

David H. Kennedy. Mr. Kennedy has been a Director of the Company since December 2014 and previously served as a director of the Company. Mr. Kennedy has served as Executive Advisor to Cadent Energy Partners since 2005 and he is a director and chairman of the Audit Committee of Logan International Inc. (Toronto Stock Exchange: LII). From 2001 – 2004, Mr. Kennedy served as an advisor to RBC Energy Fund and served on the boards of several of its portfolio companies. From 1999 to 2004, Mr. Kennedy was a director of Carbon Energy Corporation before its sale to Evergreen Resources in 2004. From 1996 to 2006, Mr. Kennedy was a director and chairman of the Audit Committee of Maverick Tube Corporation, which was sold to Tenaris SA in 2006. He was a managing director of First Reserve Corporation from its founding in 1981 until 1998, serving on numerous boards of its portfolio companies. From 1974 to 1981, Mr. Kennedy was with Price Waterhouse in San Francisco and New York in audit and tax services before leaving to join First Reserve. He was a Certified Public Accountant.

Our Board of Directors believes that Mr. Kennedy should serve as director because of his current and prior experience as a director of the Company together with his experience on the board of directors of other public companies. His energy industry knowledge and financial expertise will contribute to the Board of Directors oversight responsibility regarding the quality and integrity of our accounting and financial reporting process and the auditing of our financial statements.

Bryan H. Lawrence. Mr. Lawrence has been a Director of the Company since February 2011 and of Nytis USA since 2005. Mr. Lawrence is a founder and member of Yorktown Partners LLC which was established in September 1990. Yorktown Partners LLC is the manager of private equity partnerships that invest in the energy industry. Mr. Lawrence had been employed at Dillon, Read & Co. Inc. since 1966, serving as a Managing Director until the merger of Dillon Read with SBC Warburg in September 1997. Mr. Lawrence also serves as a Director of Star Gas Partners, L.P. (NYSE:SGU), Approach Resources, Inc. (NASDAQ: AREX), Hallador Energy Company (NASDAQ:HNRG) and certain non-public companies in the energy industry in which the Yorktown partnerships hold equity interests. Mr. Lawrence served as a director of Carbon Energy Corporation and Interenergy Corporation.

Our Board of Directors believes that Mr. Lawrence should serve as a director because of his experience on the Board of Directors of other public companies, which our Board of Directors believes will be beneficial to us as we move forward as a public company, as well as Mr. Lawrence’s relevant business experience in the energy industry and his extensive financial expertise, which he has acquired through his years of experience in the investment banking industry.

Peter A. Leidel. Mr. Leidel has been a Director of the Company since February 2011 and of Nytis USA since 2005. Mr. Leidel is a founder and member of Yorktown Partners LLC which was established in September 1990. Yorktown Partners LLC is the manager of private equity partnerships that invest in the energy industry. Previously, he was a Senior Vice President of Dillon, Read & Co. Inc. He was previously employed in corporate treasury positions at Mobil Corporation and worked for KPMG Peat Marwick and the U.S. Patent and Trademark Office. Mr. Leidel is a director of Mid-Con Energy Partners, L.P. (NASDAQ:MCEP) and certain non-public companies in the energy industry in which the Yorktown partnerships hold equity interests. Mr. Leidel served as a director of Carbon Energy Corporation and Interenergy Corporation. He was a Certified Public Accountant.

Our Board of Directors believes that Mr. Leidel should serve as a director because of his significant knowledge of our industry, his prior experience with our business and his financial expertise, which will be important as our Board of Directors exercises its oversight responsibility regarding the quality and integrity of our accounting and financial reporting processes and the auditing of our financial statements.

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Edwin H. Morgens. Mr. Morgens has been a Director of the Company since May 2012. Mr. Morgens is Chairman and Co-founder of Morgens, Waterfall, Vintiadis & Company, Inc., a New York City investment firm that he founded in 1967. He is a former director of Wayside Technology Group, Inc., TransMontaigne, Inc., Sheffield Exploration, Scientific American Magazine Inc. and the Henry J. Kaiser Family Foundation. He is currently a trustee of the American Museum of Natural History, an Overseer of the Weill Cornell Medical College and emeritus trustee of Cornell University.

Our Board of Directors believes that Mr. Morgens should serve as director because of his current and prior experience on the Board of Directors of other public companies and his extensive financial expertise, which he has acquired through his years of experience in the financial investment advisory industry.

Other Executive Officers

Mark D. Pierce. Mr. Pierce has been President of the Company since October 2012 and was the general manager and Senior Vice President for Nytis LLC from 2009 to 2012. From 2005 until 2009, he was Operations Manager for Nytis LLC. He began his career at Texaco, Inc. in 1975 and worked for 20 years with Ashland Exploration, Inc. (“Ashland”). At Ashland, he spent 12 years in the production/reservoir engineering area and then moved into the executive level with oversight at various times of marketing, finance, business development, external affairs, operations and land. His experience includes both domestic and international work. He is a registered Petroleum Engineer in Kentucky, West Virginia and Ohio.

Kevin D. Struzeski.  Mr. Struzeski was appointed the Company’s Chief Financial Officer, Treasurer and Secretary on February 14, 2011 and has been the CFO, Treasurer and Secretary of Nytis USA since 2005.  From 2003 to 2004, Mr. Struzeski was a Director of Treasury of Evergreen Resources, Inc., and from 1998 to 2003, he was Chief Financial Officer, Secretary and Treasurer of Carbon Energy Corporation. Mr. Struzeski was also Chief Financial Officer, Secretary and Treasurer of Carbon Energy Canada Corporation. Mr. Struzeski served as Accounting Manager for Media One Group from 1997 to 1998 and prior to that was employed as Controller for Interenergy Corporation from 1995 to 1997. Mr. Struzeski is a Certified Public Accountant.

Terms of Office

Our Board of Directors currently consists of six directors, each of whom is elected annually either at an annual meeting of our stockholders or through the affirmative vote of the holders of a majority of the Company’s voting stock.  Each director will continue to serve as a director until such director’s successor is duly elected and qualified or until their earlier resignation, removal or death.

Family Relationships

There are no family relationships between or among any of the current directors or executive officers.

Transactions with Related Persons

The following sets forth information regarding transactions between the Company (and its subsidiaries) and its officers, directors and significant stockholders since January 1, 2014.

Employment Agreements

See the Executive Compensation section of this Information Statement for a discussion of the employment agreements between the Company and Messrs. McDonald, Pierce and Struzeski.

Private Placement of Securities

None.

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Director Independence

Following the effectiveness of the written consent of the stockholders, the Company’s Board will consist of Messrs. Brandi, Kennedy, Lawrence, Leidel, McDonald and Morgens.  The Company utilizes the definition of “independent” as it is set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules.  Further, the Board considers all relevant facts and circumstances in its determination of independence of all members of the Board (including any relationships).  Based on the foregoing criteria, Messrs. Brandi, Kennedy and Morgens are considered to be independent directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.  Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company’s directors and officers and any persons who own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). All directors, officers and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports files. Based solely on our review of the copies of Forms 3, 4 and 5, and any amendments thereto furnished to us during the fiscal year ended December 31, 2014, we believe that during the Company’s 2014 fiscal year all filing requirements applicable to our officers, directors and greater-than-ten-percent stockholders were complied with.

Code of Ethics

The Board of Directors has adopted a Code of Ethics, as defined under the federal securities laws that applies to all directors and officers of the Company.  A copy of the Code of Ethics has been filed with the SEC as Exhibit 14 to the Company’s Annual Report on Form 10-K for 2004.

Meetings of the Board and Committees; Attendance at the Annual Meeting

The Board held four meetings during the fiscal year ended December 31, 2014.  Each director attended all of the meetings either in person or by telephone during 2014. In addition, regular communications were maintained throughout the year among all of the officers and directors of the Company.

The Company’s last annual meeting of stockholders was held in June 2014. The Company intends that its annual meeting will continue to be scheduled to occur during the second quarter of each year. Directors are encouraged to attend the annual meeting of shareholders.

Stockholder Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, 1700 Broadway, Suite 1170, Denver, Colorado 80290. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

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Board Committees

The Board has a standing Audit Committee and a Compensation, Nominating and Governance Committee.  The Board has adopted a formal written charter for each of these committees that is available on our website at www.carbonnaturalgas.com.

The table below provides the current composition of each standing committee of our Board:

Name	Audit	Compensation/ Nominating/ Governance
James H. Brandi	X	X
David H. Kennedy	X	X
Peter A. Leidel	X	X
Edwin H. Morgens	X	X

The Audit Committee’s primary duties and responsibilities are to assist the Board in monitoring the integrity of our financial statements, the independent registered public accounting firm’s qualifications, performance and independence, management’s effectiveness of internal controls and our compliance with legal and regulatory requirements.  The Audit Committee is directly responsible for the appointment, retention, compensation, evaluation and termination of our independent registered public accounting firm and has the sole authority to approve all audit and permitted non-audit engagement fees and terms.  The Audit Committee is presently comprised of Messrs. Brandi (Chairman), Kennedy, Leidel and Morgens of which Messrs. Brandi, Kennedy and Morgens are independent directors under Nasdaq listing rules. The Board has determined that Mr. Brandi qualifies as an “audit committee financial expert” as defined by Securities and Exchange Commission rules.

The Audit Committee was formed in September 2012 and held five meetings during 2014. Prior to the formation of the Audit Committee, the entire Board acted as the Company’s Audit Committee.

The Compensation, Nominating and Governance Committee discharges the responsibilities of the Board with respect to our compensation programs and compensation of our executives and directors.  The Compensation, Nominating and Governance Committee has overall responsibility for determining the compensation of our executive officers and reviewing director compensation.  The Compensation, Nominating and Governance Committee is also charged with the administration of our 2011 Stock Incentive Plan.  The Compensation Committee is presently comprised of Messrs. Morgens (Chairman), Brandi, Kennedy and Leidel, each of whom is an outside director for purposes of Section 162(m) of the Internal Revenue Code and a non-employee director for purposes of Rule 16b-3 under the Exchange Act.

Another function of the Compensation, Nominating and Governance Committee is to identify individuals qualified to become directors and recommend to the Board nominees for all directorships, identify directors qualified to serve on Board committees and recommend to the Board members for each committee, develop and recommend to the Board a set of corporate governance guidelines and otherwise take a leadership role in shaping our corporate governance.

In identifying and evaluating nominees for director, the Compensation, Nominating and Governance Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to us.  In addition, the Compensation, Nominating and Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.”  The Compensation, Nominating and Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee.  In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Compensation, Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  Each director nominee must display high personal and professional ethics, integrity and values and sound business judgment.

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The Compensation, Nominating and Governance Committee also monitors corporate governance for the Board which includes reviewing the Code of Ethics and the evaluation of board and committee performance.

The Compensation, Nominating and Governance Committee was formed in September 2012 and held four meetings during 2014.  Prior to the formation of the Compensation, Nominating and Governance Committee, the entire Board as a whole acted as the Company’s Compensation, Nominating and Governance Committee.

Director Compensation

We use a combination of cash and equity incentive compensation in the form of restricted stock to attract and retain qualified and experienced candidates to serve on the Board.  In setting this compensation, our Compensation, Nominating and Governance Committee considers the significant amount of time and energy expended and the skill level required by our directors in fulfilling their duties.  Grants of shares of restricted stock vest upon the earlier of a change in control of the Company or the date a non-management director’s membership on the Board is terminated other than for cause.  We also reimburse expenses incurred by our non-employee directors to attend Board and Board committee meetings.

The following table reports compensation earned by or paid to our non-employee directors during 2014.

Fees Earned or
Paid in Cash
Name(1)(2)(3)	($)
James H. Brandi	30,000
David H. Kennedy	--
Bryan H. Lawrence	--
Peter A. Leidel	--
Edwin H. Morgens	20,000

(1) Mr. McDonald, our Chief Executive Officer, is not included in this table as he is an employee of ours and receives no separate compensation for his services as a director.  The compensation received by Mr. McDonald as an employee is shown below under “Executive Compensation – Summary Compensation Table.”

(2) During 2014, Messrs. Brandi, Lawrence, Leidel and Morgens were each awarded 80,000 restricted shares of our common stock. The aggregate number of unvested restricted stock awards outstanding at December 31, 2014 for each of our four non-employee directors other than Mr. Kennedy is 240,000.

(3) Mr. Kennedy has been a Director of the Company since December 11, 2014. Prospectively, he will receive compensation in line with our other non-employee directors.

Board Nominations by Stockholders

To date, the Board has not adopted a formal procedure by which stockholders may recommend nominees to the Board.  However, any stockholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the stockholders at which directors are to be elected must submit a notification of the stockholder’s intention to make a nomination (“Notification”) to Carbon by the date mentioned in the most recent proxy statement or information statement under the heading “Stockholder Proposals” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5, and in that Notification must provide the following additional information to Carbon:

(i)	Name, address, telephone number and other methods by which Carbon can contact the stockholder submitting the Notification and the total number of shares beneficially owned by the stockholder (as the term “beneficial ownership” is defined in SEC Rule 13d-3);

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(ii)	If the stockholder owns shares of Carbon’s voting stock other than on the records of Carbon, the stockholder must provide evidence that he or she owns such shares (which evidence may include a current statement from a brokerage house or other appropriate documentation);

(iii)	Information from the stockholder regarding any intentions that he or she may attempt to make a change of control or to influence the direction of Carbon, and other information regarding the stockholder and any other persons associated with the stockholder that would be required under Items 4 and 5 of SEC Schedule 14A were the stockholder or other persons associated with the stockholder to make a solicitation subject to SEC Rule 14a-12(c);

(iv)	Name, address, telephone number and other contact information of the proposed nominee; and

(v)	All information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, shall be in a form reasonably acceptable to Carbon.

Board Leadership Structure

In October of 2012, Mr. Brandi was appointed to serve as Chairman of the Board and Patrick R. McDonald continued to serve as Chief Executive Officer.

Board’s Role in Risk Oversight

The full Board has responsibility for general oversight of risks facing the Company with the Audit Committee periodically reviewing specific areas of risk exposure and reporting to the Board. In addition, the Board is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management.

ACTION NO. 2

AMENDMENT AND RESTATEMENT OF THE BYLAWS

On April 29, 2015, the Board approved the amendment and restatement of our Bylaws and recommended their approval to the Stockholders. The Majority Stockholders approved the amendment and restatement of our Bylaws pursuant to the Written Consent dated as of April 29, 2015.

Purpose of Amendment and Restatement of Bylaws

The purpose of the amendment and restatement of our Bylaws is to update and make the documents current, and bring the Bylaws, originally drafted for our predecessor entity, in line with current Delaware law, and, because we believe that the proposed amendments represent best practices, to improve the quality of our corporate governance.

In recommending the proposed amendments to the Company’s Bylaws, the Board was not motivated to implement anti-takeover mechanisms and has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. Furthermore, the proposed amendments are not the result of the Company’s knowledge of any effort by any party to accumulate the Company’s securities or otherwise obtain control of the Company by means of a merger, tender offer, solicitation in opposition or otherwise.

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Other Changes in Bylaws Highlighted

The Amended and Restated Bylaws expressly provide for the offices of Chief Executive Officer and Chief Financial Officer and generally describe the duties and authority. By expressly providing for these offices, the Amended and Restated Bylaws provide revised duties and authority for the offices of President and Treasurer.

Article 16 of the Amended and Restated Bylaws designates the state or federal courts located within the State of Delaware as the exclusive fora for (i) any derivative litigation brought on behalf of the Company, (ii) any litigation concerning the fiduciary duties of the Company’s officers and directors, (iii) any litigation arising out of the Delaware General Corporation Law, or (iv) any other litigation involving claims concerning Carbon’s internal affairs. The change is designed to save the Company and its stockholders from the increased expense of defending against duplicative litigation brought in multiple courts, and also to provide that claims involving Delaware law are decided by Delaware Courts. However, this limited fora provision of the Amended and Restated Bylaws will not apply where the Delaware courts cannot obtain personal jurisdiction over an indispensable party named as a defendant, so that stockholders retain the right to sue outside of Delaware when a case does not involve Delaware law and/or jurisdiction cannot be obtained in Delaware.

The Amended and Restated Bylaws are not merely revisions to the language of the Company’s previous bylaws but represent a new form that has been adopted, and as such, the description contained herein is not all-inclusive of the changes to the bylaws as compared to the previously existing form. A copy of the Amended and Restated Bylaws is set forth in Appendix A hereto.

ACTION NO. 3

AUTHORIZATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

Purposes of Authorizing a Reverse Stock Split

We obtained stockholder consent authorizing the Board to implement a reverse stock split of the outstanding shares of common stock in a range of 1:2 up to 1:20, or anywhere between, while maintaining the number of authorized shares and par value per share of the Company’s common stock, with the final reverse split ratio to be determined by the Board of Directors at its discretion (the “Reverse Stock Split”). However, the authority granted by the stockholder consent expires if the Reverse Stock Split has not occurred on or before March 24, 2017, in which event the Board of Directors would have to seek the stockholder’s re-approval in order to implement the Reverse Stock Split.

The Company believes that the Reverse Stock Split will facilitate compliance with the requirements of becoming listed on the NYSE: MKT or NASDAQ stock exchange. We also believe the Reverse Stock Split will enhance the acceptability of our common stock by institutional investors, the financial community and the investing public by, among other possible benefits, increasing the liquidity over what it would be without the Reverse Stock Split. There can be no assurance, however, that our common stock will be listed on either the NYSE: MKT or NASDAQ stock exchange or that any or all of these effects will occur.

Fractional Shares

The Board of Directors determined and the Majority Stockholders approved that no fractional shares of common stock will be issued as the result of the Reverse Stock Split. Instead, if the Reverse Stock Split is implemented the Company will issue to the holders one additional share of Common Stock for each fractional share.

Principal Effects of the Reverse Stock Split

The Reverse Stock Split will not affect any stockholder's proportionate equity interest in the Company, except for negligible amounts resulting from the rounding up of fractional shares to the nearest whole share to avoid the issuance of fractional shares. The Reverse Stock Split will not affect the Company's total stockholder equity. All share and per share financial information would be retroactively adjusted following the effective date to reflect the Reverse Stock Split for all periods presented in future filings.

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The following table depicts the capitalization structure of the Company both pre-Reverse Stock Split and post-Reverse Stock Split (based on the low and high ratios authorized by the stockholder consent) (the post-split shares of Common Stock may differ slightly based on the number of fractional shares):

Pre-Reverse Stock Split

Authorized Shares of Common Stock	Issued Shares	Authorized but Unissued and Unreserved
200,000,000	108,158,780	70,072,011

Post-Reverse Stock Split (Minimum Ratio)

Authorized Shares	Issued Shares	Authorized but Unissued and Unreserved
200,000,000	54,079,390	135,036,006

Post-Reverse Stock Split (Maximum Ratio)

Authorized Shares	Issued Shares	Authorized but Unissued and Unreserved
200,000,000	5,407,939	193,503,601

The additional shares of common stock available for issuance by the Board of Directors could potentially be used for acquisitions, raising additional capital or other corporate purposes. Assurances cannot be provided that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the common stock. Any such issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock.

ACTION NO. 4

RATIFICATION OF THE 2015 STOCK INCENTIVE PLAN

On April 29, 2015, the Board of Directors approved the 2015 Stock Incentive Plan (the “Plan”) subject to the Plan’s approval and ratification by the stockholders. Later on April 29, 2015, the Company obtained written consent from the Majority Stockholders approving and ratifying the Plan. Reasons for adopting the Plan include that shares reserved for issuance under the 2011 Stock Incentive Plan are nearly exhausted and the Board believes that it is important to maintain a stock incentive plan to create incentives for employees, directors and officers. The essential features of the plan are summarized below and a copy of the Plan is set forth in Appendix B hereto:

Purpose of the Incentive Plan

The purpose of the Plan is to provide a means through which Carbon and its affiliates may attract able persons to serve as officers, directors or consultants or to enter the employ of the Company and its affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its affiliates rest, and whose present and potential contributions to the Company and its affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its affiliates. Accordingly, the Plan provides for granting Stock Awards to Non-Employee Directors and for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, and Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee, officer, director, or consultant as provided herein.

Effective Date

The Plan will become effective on or about June 10, 2015, a date that is more than 20 calendar days after Notice is first sent to our stockholders and will terminate 10 years thereafter, unless sooner terminated by the Board of Directors.

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Stock Limits

The maximum number of shares of the Company’s common stock issuable under the Plan is 10,000,000. Any stock that is the subject of an award under the Plan shall be counted against the limit as one share for every share issued. In general, stock is counted against the limit only to the extent that it is actually issued. Thus, stock which terminates by expiration, forfeiture, cancellation or otherwise is settled in cash in lieu of stock, or exchanged for awards not involving stock, shall again be available for grant.

The number and kind of stock that may be issued and other value determinations are subject to adjustment to reflect any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split (such as the Reverse Stock Split described above), spin-off or similar transaction or other change in corporate structure affecting the Company’s shares. However, the Committee cannot make any adjustments that would cause an award that is not otherwise “non-qualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), to become or create “non-qualified deferred compensation” under Code Section 409A.

Administration

The Compensation, Nominating and Governance Committee of the Board of Directors (the “Committee”) is responsible for administering the Plan with the discretionary power to interpret the terms and intent of the Plan and any Plan-related documentation. The Committee is also responsible for determining the eligibility for awards, the terms and conditions of awards, and the adoption of rules, regulations, forms, instruments, and guidelines pertaining to the Plan. Determinations of the Committee made under the Plan are final and binding. The Committee may delegate administrative duties and powers to the Chief Executive Officer including the right to grant awards to employees who are not directors or officers of the Company and to cancel or suspend awards to employees who are not directors or officers of the Company, subject to the requirements of Section 162(m) of the Code and Rule 16b-3 of the Exchange Act. The Plan limits the discretion of the Committee in certain instances in order to avoid the creation of “non-qualified deferred compensation” under, and to otherwise comply with, Code Section 409A.

Eligibility

Individuals eligible to receive awards under the Plan are employees and directors of the Company or of any affiliate of the Company, and consultants, agents and advisors who provide services to the Company and any affiliate of the Company, as selected by the Committee.

Options

The Committee may grant options under the Plan either alone or in addition to other awards granted under the Plan. The exercise price for options cannot be less than the fair market value of the stock underlying such options on the date of grant, which shall be either (i) the average of the highest and lowest reported sales prices of shares in transactions reported on the established securities market (as such term is defined in Treasury Regulations Section 1.897-1(m)) on which the shares are readily tradable on the date of determination of fair market value, (ii) if no sales of shares are reported on such established securities market for that date, the comparable average sales price for the last previous day for which sales were reported on such established securities market or (iii) if the shares are not readily tradable on an established securities market, the value of a share for such date as established by the Committee using any other reasonable method of valuation. The Plan explicitly prohibits the Committee from repricing options without obtaining stockholder approval. The latest expiration date of an option cannot be later than the 10th anniversary of the date of grant. The exercise price may be paid with cash or its equivalent, with previously acquired stock (in certain circumstances, that have been held at least six months), or by certain other means with the consent of the Committee.

Any option intended to qualify as an incentive stock option (“ISO”) under Section 422 of the Code: (i) shall only be granted to an employee, (ii) must have an option price per share that is not less than 110% of the fair market value of such share on the date of grant, if such ISO is granted to a participant who owns more than 10% of the total combined voting power of all classes of stock of the Company, (iii) must have a maximum exercise period of no more than five years from the date of grant of such option, if such ISO is granted to a participant who owns more than 10% of the total combined voting power of all classes of stock of the company, (iv) shall not be transferrable other than by will or the laws of descent and distribution, and (v) shall only be exercisable by the participant or his or her guardian or legal representative during his or her lifetime (or within one year of the employee’s death if the employee died while employed by the Company). The maximum aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year may not exceed $100,000.

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Stock Appreciation Rights (“SAR”)

The Committee may grant SARs under the Plan either alone or in tandem with options or other awards. Upon the exercise of a SAR, the holder will have the right to receive the excess of (i) the fair market value of one share on the date of exercise over (ii) the grant price of the SAR on the date of grant which will not be less than the fair market value of one share on the date of grant. Upon the exercise of a SAR, the Committee will determine, in its sole discretion, whether payment will be made in cash, stock or other property, or any combination thereof. Additionally, the following terms will be applicable to SARs granted under the Plan:

●	Any SAR granted in tandem with an option may be granted at the same time as the related option is granted or at any time thereafter before exercise or expiration of the option

●	Any SAR granted in tandem with an option may be exercised only when the related option would be exercisable and the fair market value of the stock subject to the related option exceeds the option price at which stock can be acquired pursuant to the option

●	Any option related to a tandem SAR will no longer be exercisable to the extent the tandem SAR has been exercised.

Restricted Stock

The Committee may award restricted stock either alone or in addition to other awards under the Plan. Restricted stock awards consist of stock that is granted to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. A holder of restricted stock is generally not treated as a stockholder of the Company (subject to the Committee’s discretion) and does not have the right to vote such stock or the right to receive distributions made with respect to such stock.

Phantom Stock Awards

The Committee may award phantom stock to participants under the Plan. A Phantom Stock Award is the right to receive an amount equal to any appreciation or increase in the fair market value of shares over a specified period of time, which vests over a period of time as established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the participant respecting any Phantom Stock Award. Following the end of the vesting period for a Phantom Stock Award (or at such other time as the applicable Phantom Stock Award agreement may provide), the holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the award. Payment of a Phantom Stock Award may be made in cash, shares, or a combination thereof as determined by the Committee.

Performance Awards

Performance awards may be granted under the Plan, either alone or in addition to other awards granted under the Plan. Performance awards will be earned only if the participant meets certain performance goals established by the Committee over a designated performance period established by the Committee. Performance awards may be paid in cash, stock, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each performance period will be determined by the Committee and may be based upon the criteria described below the heading “Code Section 162(m) Provisions.”

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Code Section 162(m) Provisions

If the Committee determines at the time restricted stock, a performance award or other stock unit award is granted to a participant who is, or is likely to be, at the end of the tax year in which the Company would claim a tax deduction in connection with such award, a covered employee (as such term is defined in Code Section 162(m)), then the Committee may provide that the following provisions are applicable to such award:

Performance Objectives. Performance Awards will be subject to the achievement of one or more objective performance goals established by the Committee, which will be based on the attainment of specified levels of one or any combination of the following: (i) earnings per share, (ii) share price, (iii) consolidated net income, (iv) pre-tax profits, (v) earnings or net earnings, (vi) return on equity or assets, (vii) sales, (viii) cash flow from operating activities, (ix) return on invested capital, (x) other Company-specific growth or profit objectives, (xi) other measures of financial strength or integrity, or (xii) any combination of the foregoing.

Additionally, the Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (i) the gain, loss, income or expense resulting from changes in accounting principles that become effective during the Performance Period; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from and the direct expenses incurred in connection with, the disposition of a business, or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; (v) the impact of impairment of tangible or intangible assets, including goodwill; (vi) the impact of restructuring or business recharacterization activities, including but not limited to reductions in force, that are reported publicly by the Company; or (vii) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. The events may relate to the Company as a whole or to any part of the Company’s business or operations, as determined by the Committee at the time the Performance Objectives are established. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee.

Adjustments.

To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the number and kind of stock that may be issued, the number and kind of stock subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions. The Committee may also make adjustments to reflect unusual or nonrecurring events such as mergers, consolidations, spin-offs and other corporate reorganizations.

Termination of Employment

The Committee will determine how each award will be treated following termination of the holder’s employment with, or service for, the Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.

Treatment of Awards upon a Change of Control and Related Transactions

One or more awards may be subject to the terms and conditions set forth in a written agreement between the Company and a participant providing for different terms or provisions with respect to such awards upon a “Change of Control” of the Company (as that term may be defined in such written agreement or in the Plan).

Amendments

The Board of Directors may at any time alter, amend, or terminate the Plan, except that no amendment of the Plan will be made without stockholder approval if stockholder approval is required by applicable law or regulation. Stockholder approval is also generally required for any amendment that would: (i) increase the number of shares that may be the subject of awards; (ii) expand the types of awards available; or (iii) materially expand the class of persons eligible to participate. No amendment to an award previously granted may adversely affect the rights of any participant to whom such award was granted without such participant’s consent.

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Transferability

Except as otherwise approved by the Committee, awards are not transferable.

Material Federal Income Tax Considerations

The following is a brief summary of the principal federal income tax consequences of awards under the Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Options. In general, an optionee does not recognize taxable income upon the grant of an option. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the stock received upon exercise of the option on the date of exercise exceeds the exercise price. The capital gain or loss will be long-term if the shares have been held for more than one year prior to their sale. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the option. The foregoing discussion does not address the tax treatment with respect to options that would qualify as “incentive stock options” under Section 422 of the Code, which historically have not been granted by the Company.

Restricted Stock. A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, unless an election is made as described in the next paragraph, the participant recognizes ordinary income in the first taxable year in which his or her interest in the stock becomes either: (i) freely transferable, or (ii) no longer subject to a substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the stock at the time the restrictions lapse less the cash, if any, paid for the stock.

A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the stock) on the date of the award. Any such election must be filed with the Internal Revenue Service within 30 days of the date of grant. Future appreciation on the stock will be taxed as capital gains when the stock is sold. However, if after making such an election, the stock is forfeited, the participant will be unable to claim any loss deduction.

The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Awards. In the case of an exercise of a SAR or an award of other phantom stock units or performance awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any stock received on the date of payment. In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Million Dollar Deduction Limit. Pursuant to Section 162(m) of the Code, the Company may not deduct compensation of more than one million ($1,000,000) dollars that is paid to an individual who, on the last day of the taxable year, is either the Company’s principal executive officer or is among one of the three other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement or information statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. It is intended that awards under the Plan made to these employees in the form of options, performance-based restricted stock, performance awards, SARs, and cash payments under annual incentive awards will constitute qualified performance-based compensation and, as such, will be exempt from the one million ($1,000,000) dollar limitation on deductible compensation, but no assurance can be made in this regard.

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Withholding Taxes. Awards made to participants under the Plan may be subject to federal, state and local income tax and employment tax withholding obligations and the Company will comply with any requirements to withhold such taxes.

Executive Compensation

Summary Compensation Table

The following table sets forth information relating to compensation awarded to, earned by or paid to our Chief Executive Officer, President and Chief Financial Officer, Treasurer and Secretary by the Company during the fiscal years ended December 31, 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Patrick R. McDonald	2014	300,000	236,000	343,560	128,869	1,008,429
Chief Executive Officer	2013	300,000	256,000	294,240	97,390	947,630

Mark D. Pierce	2014	225,000	118,000	137,424	23,967	504,391
President	2013	200,000	128,000	137,696	26,710	492,406

Kevin D. Struzeski
Chief Financial Officer,	2014	235,000	118,000	154,602	73,804	581,406
Treasurer and Secretary	2013	225,000	128,000	148,658	71,535	573,193

(1)	Reflects the full grant date fair value of restricted stock awards granted in 2014 and 2013 calculated in accordance with FASB ASC Topic 718.

(2)	All Other Compensation in 2014 and 2013 was comprised of (i) unused vacation, (ii) contributions made by the Company or Nytis Exploration Company to its 401(k) plans, (iii) premiums paid on life insurance policies on such employee’s life, and (iv) other taxable fringe benefits.

Narrative Disclosure to Summary Compensation Table

The Compensation, Nominating and Governance Committee has been charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers.  The Company has not retained an independent compensation consultant to assist the Company to review and analyze the structure and terms of the compensation of the Company’s executive officers.

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The Company considers various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.	The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s stockholders;

2.	The Company’s financial resources, results of operations, and financial projections;

3.	Performance compared to the financial, operational and strategic goals established for the Company;

4.	The nature, scope and level of the executive’s responsibilities;

5.	Competitive market compensation paid by other companies for similar positions, experience and performance levels; and

6.	The executive’s current salary and the appropriate balance between incentives for long-term and short-term performance.

Company management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward.  The Compensation, Nominating and Governance Committee is responsible for significant changes to, or adoption of, employee benefit plans.

The Company believes that the compensation environment for qualified professionals in the industry in which we operate is highly competitive.  In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following four components:

●	Base salary;
●	Stock Incentive Plan benefits;
●	Annual Incentive Plan Payments; and
●	Other employment benefits.

Base Salary. Base salary, paid in cash, is the first element of compensation to our officers. In determining base salaries for our key executive officers, the Company aims to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. The Board of Directors and the Compensation, Nominating and Governance Committee believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities. The Board of Directors and the Compensation, Nominating and Governance Committee believes that base salaries for our executive officers are appropriate for persons serving as executive officers of public companies similar in size and complexity to the Company.

Stock Incentive Plan Benefits. Each of the Company’s executive officers is eligible to be granted awards under the Company’s equity compensation plans. The Company believes that equity based compensation helps align management and executives’ interests with the interests of our stockholders. Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives. We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint. At the present time, we have two equity incentive plans for our management and employees, (i) the 2011 Stock Incentive Plan, which has awarded nearly all of the shares reserved for issuance under it and (ii) the 2015 Stock Incentive Plan described above. We have no set formula for granting awards to our executives or employees. In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations and the total compensation package.

Annual Incentive Plan.  Cash payments made under the provisions of the Company’s Annual Incentive Plan (“AIP”) is another prong of our compensation plan.  The Board of Directors and the Compensation, Nominating and Governance Committee believes that it is appropriate that executive officers and other employees have the potential to receive a portion of their annual compensation based upon the achievement of defined objectives in order to encourage performance to achieve these key corporate objectives and to be competitive from a total remuneration standpoint.

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In general terms, the Annual Incentive Plans were designed to meet the following objectives:

●	Provide an incentive plan framework that was performance-driven and focused on objectives that were critical to Carbon’s success during the plan period dates;
●	Offer competitive cash compensation opportunities to the executive officers and all employees;
●	Incentivize and reward outstanding achievement; and
●	Incentivize the creation of new assets, resource plays and values.

In addition, the Annual Incentive Plans provided cash awards for all employees.  Once the pools were established, awards were allocated by the executive officers to individuals based on their assessment as to individual or group performances.

Payments in 2014 were determined under the provisions of the Carbon Natural Gas Company 2013 Annual Incentive Plan whereby forty percent of the AIP awards were determined at the discretion of the Board taking into consideration the factors listed above and sixty percent of the AIP awards were determined and weighted based upon the performance measures and objectives as follows:

Performance Measure	Weighting	Objective
EBITDA per Debt Adjusted Share Growth	16.67%	75.00% Increase
Net Total Proved Reserve Growth	16.67%	15% Increase
Net Annual Production Growth	16.67%	20% Increase
Lease Operations Expense ($/Unit)	16.67%	$1.00/Mcfe (6:1 equivalent basis)
G&A Expense per Unit of Production ($/Unit)	16.66%	$1.00 per unit of production equivalent
F&D Cost per Unit of Reserves	16.66%	$0.75 per unit of reserve equivalent
Total of Performance Measures	100.00%

Payments in 2013 were determined under the provisions of the Carbon Natural Gas Company 2012 Annual Incentive Plan whereby forty percent of the AIP awards were determined at the discretion of the Board taking into consideration the factors listed above and sixty percent of the AIP awards were determined and weighted based upon the performance measures and objectives as follows:

Performance Measure	Weighting	Objective
Total Shareholder Return	20%	Rank Within Peer Group
EBITDA per Debt Adjusted Share Growth	20%	7.5% Increase
Net Total Proved Reserve Growth	20%	7.5% Increase
Net Annual Production Growth	20%	7.5% Increase
Lease Operations Expense ($/Unit)	20%	$1.20/Mcfe (6:1 equivalent basis)
Total of Performance Measures	100.00%

Other Compensation/Benefits. Another element of the overall compensation is to provide our executive officers various employment benefits, such as the payment of health and life insurance premiums on behalf of the executive officers.  Our executive officers are also eligible to participate in our 401(k) plan on the same basis as other employees and the Company historically has made matching contributions to the 401(k) plan, including for the benefit of our executive officers.

Pursuant to the employment agreements with Messrs. McDonald, Pierce and Struzeski such officers are entitled to certain payments upon termination of employment.  Other than these arrangements, we currently do not have any compensatory plans or arrangements that provide for any payments or benefits upon the resignation, retirement or any other termination of any of our executive officers, as the result of a change in control, or from a change in any executive officer’s responsibilities following a change in control.

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Outstanding Equity Awards at December 31, 2014

The following tables sets forth information concerning unexercised stock options, warrants, and unvested restricted stock and performance unit awards, each as held by our executive officers as of December 31, 2014.

OPTION AWARDS(1)
Award Recipient	Option for # of Shares	# Vested	Exercise Price per Share	Date Granted	Expiration

Kevin Struzeski	163,076	163,076	$0.61	3/16/2006	1/1/2016

WARRANT AWARDS(1)
Award Recipient	Option for # of Shares	# Vested	Exercise Price per Share	Date Granted	Expiration

Patrick R. McDonald(2)	2,446,133	2,446,133	$0.85	5/19/2005	6/1/2015

Former St. Lawrence Seaway Corporation Officers and Directors	250,000	250,000	$1.00	1/10/2007	8/31/2017
	2,696,133	2,696,133

STOCK AWARDS
	Equity Incentive Plan Awards			Market Value
	# of Unvested Shares			of Unvested
	Restricted		Performance	Shares
Award Recipient	Stock		Units	$(3)

Patrick R. McDonald	1,131,837	(1)		724,375
	800,001		1,361,600	1,383,425
	1,931,838		1,361,600	2,107,800

Mark D. Pierce	30,577	(1)		19,569
	399,999		730,800	723,711
	430,576		730,800	743,280

Kevin D. Struzeski	305,767	(1)		195,691
	399,999		730,800	723,711
	705,766		730,800	919,402

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The following table reflects unvested stock awards held by our executive officers as of December 31, 2014 that have time-based vesting.  These stock awards will vest as follows if the named executive officer has remained in continuous employment through each such date:

Award Recipient	2015	2016	2017	Thereafter

Patrick R. McDonald	777,279	643,946	510,613	--

Mark D. Pierce	210,192	143,525	76,859	--

Kevin D. Struzeski	301,922	235,255	168,589	--

The following table reflects unvested performance stock awards held by our executive officers as of December 31, 2014 that vest either upon a change in control of the Company or based upon the achievement of the price of the Company’s stock, net asset value per share, net production per share and Adjusted EBITDA (defined as net income (loss) before interest expense, taxes, depreciation, depletion, amortization, accretion of asset retirement obligations, ceiling test write downs of oil and gas properties and the gain or loss on sold properties) per share relative to a defined peer group. These performance stock awards will vest as follows if the named executive officer has remained in continuous employment with the Company through the date of a change in control and if the executive officer earns 100% of the performance stock award based upon the achievement of the price of the Company’s stock and the performance measures mentioned above relative to its peer group:

Award Recipient	Change of Control	Stock Price and Defined Performance Measures Relative to Peer Group

Patrick R. McDonald	361,600	1,000,000

Mark D. Pierce	180,800	550,000

Kevin D. Struzeski	180,800	550,000

(1) Awards made by Nytis USA prior to the merger of Nytis USA with and into the Company (formerly known as St. Lawrence Seaway Corporation) in February, 2011 (the “Merger”) and were assumed as a result of the Merger, the number of shares and the exercise price, when applicable, have been adjusted in line with the exchange ratio of Nytis USA shares for Company shares in the Merger.

(2) Grantee is McDonald Energy LLC, over which Mr. McDonald has voting and investment power.

(3) Reflects the value of unvested shares of restricted stock and performance unit awards held by our executive officers as of December 31, 2014 measured by the closing market price of our common stock on December 31, 2014, which was $0.64 per share.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Effective March 30, 2013, Messrs. McDonald, Pierce and Struzeski entered into employment agreements with the Company. These agreements superseded employment agreements between Messrs. McDonald and Struzeski and Nytis Exploration Company and between Mr. Pierce and Nytis LLC.

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The agreement between the Company and Patrick R. McDonald has an “Initial Term” through December 31, 2015, which term shall automatically be extended for successive terms of one-year provided, however, that the Board of Directors may terminate the agreement as of the end of the Initial Term or any additional term by giving written notice of termination at least three months preceding the end of the then current term. In the event of the termination of Mr. McDonald’s employment, Mr. McDonald is to receive an amount equal to the greater of (i) all base salary and other compensation due under the terms of the agreement over the remainder of the Initial Term or (ii) 150% of his “Compensation,” defined as the arithmetic average of Mr. McDonald’s annual base salary, bonus and other cash compensation for each of the three years prior to the termination and for a period of 24 months from the date of termination, his medical, dental, disability and life insurance coverage at the same levels of coverage as in effect immediately prior to his termination. In the event of termination within two years after a change in control of the Company, he is to receive 275% of his Compensation (as defined above).

The agreements between the Company and Messrs. Pierce and Struzeski have an “Initial Term” through December 31, 2015, which term shall automatically be extended for successive terms of one-year provided, however, that the Board of Directors may terminate the agreement as of the end of the Initial Term or any additional term by giving written notice of termination at least three months preceding the end of the then current term. In the event of the termination of Mr. Pierce’s or Mr. Struzeski’s employment, they would receive an amount equal to the greater of (i) all base salary and other compensation due under the terms of the agreement over the remainder of the Initial Term or (ii) 100% of their respective “Compensation,” defined as the arithmetic average of their annual base salary, bonus and other cash compensation for each of the three years prior to the termination and the cost to provide benefits for a period of 12 months from the date of termination at the same levels of coverage as in effect immediately prior to the date of termination. In the event of termination within two years after a change in control of the Company, they would receive 200% of their Compensation (as defined above) and 100% of the annual cost to the Company of the benefits provided to Messrs. Pierce and Struzeski.

Risk/Reward Issues

The Board of Directors does not believe that the current structure of the Company’s compensation policies promotes unnecessary or inappropriate short-term or long-term risks.  The cash compensation paid to the Company’s executive officers consists of fixed salaries and possible performance bonuses.  These performance bonuses (if any) will be granted in hindsight by the Board of Directors based on operational and financial performance.

In the future, the Board may base the vesting of stock options and perhaps cash bonuses on specific performance criteria that will be determined in advance based on the Company’s prior year performance as reflected in its financial statements included within its annual report on Form 10-K.

ACTION NO. 5

APPROVAL OF CERTAIN PREVIOUS STOCK AWARDS FOR PURPOSES OF QUALIFYING THE AWARDS AS
PERFORMANCE-BASED COMPENSATION UNDER INTERNAL REVENUE CODE SECTION 162(M)

The Majority Stockholders consented to and approved the following awards to the Company’s Chief Executive Officer, its President and its Chief Financial Officer for the purpose of qualifying such awards as performance-based compensation under Section 162(m) of the Code:

PERFORMANCE UNIT AWARDS
	Performance Units
Award Recipient	2012	2013	2014

Patrick R. McDonald	361,600	600,000	400,000

Mark D. Pierce	180,800	300,000	250,000

Kevin D. Struzeski	180,800	300,000	250,000

Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its three other highest-paid officers. However, compensation that qualifies under section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit.

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One of the criterion to qualifying as performance-based compensation under Section 162(m) of the Code is that, before payment, stockholders, in a separate vote approve the terms (including the performance goals) under which the compensation is paid. The 2011 Stock Incentive Plan, under which the awards summarized in the table above were granted, did not include an annual maximum number of shares that could be awarded to any individual nor a maximum amount of compensation that may be paid under all performance awards denominated in cash (including the fair market value of any shares paid in satisfaction of such performance awards). Consequently, when the stockholders approved the 2011 Stock Incentive Plan, they did not approve all of the terms under which the compensation attributable to the performance awards granted in 2012, 2013 and 2014 may be paid. None of the performance units awarded in 2012, 2013 or 2014 has yet been paid.

We believe that compensation deductions generated in connection with performance awards granted by the Committee in 2012, 2013 and 2014 should not be limited for federal income tax purposes by Section 162(m) of the Code and obtaining the consent of the Majority Stockholders to such awards satisfies the stockholder vote criterion and we believe that such awards now qualify as performance-based compensation under Section 162(m) of the Code.

ACTION NO. 6

RATIFICATION AND APPROVAL OF THE

APPOINTMENT OF EKS&H LLLP

The Board of Directors has selected the accounting firm of EKSH to serve as our independent registered public accounting firm for the 2015 fiscal year. The Majority Stockholders ratified and approved the selection of EKSH as our independent registered public accounting firm.

The Board considers EKSH to be well qualified to serve as the independent auditors for the Company.  However, the Board of Directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Fees Billed By Independent Accounting Firm

EKSH billed us aggregate fees in the amount of approximately $164,000 and $160,000 for the fiscal years ended December 31, 2014 and 2013, respectively. These amounts were billed for professional services that EKSH provided for the audit of our annual financial statements, review of the interim consolidated financial statements included in our reports on Forms 10-Q, and other services typically provided by an auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees

EKSH did not bill us for any tax fees for the fiscal years ended December 31, 2014 and 2013.

All Other Fees

EKSH billed us for permitted, pre-approved information technology support fees of $41,000 and $67,000 for the fiscal years ended December 31, 2014 and 2013, respectively.

OTHER MATTERS

As of the date of this Information Statement, management does not know of any matters that will come before the Annual Meeting.

ADDITIONAL INFORMATION

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters.

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These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained at the Securities and Exchange Commission at 100 F Street NW, Washington, D.C. 20549.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov.  Our Annual Report on Form 10-K containing the disclosure for the year ended December 31, 2014, and other reports filed under the Exchange Act, are also available to any stockholder at no cost upon request to: Corporate Secretary, Carbon Natural Gas Company, 1700 Broadway, Suite 1170, Denver, Colorado 80290; tel: (720) 407-7043.

Delivery Of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, Carbon Natural Gas Company, 1700 Broadway, Suite 1170, Denver, Colorado 80290; tel: (720) 407-7043.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

STOCKHOLDER PROPOSALS

Carbon Natural Gas Company expects to hold its next annual meeting of stockholders in June 2016. Proposals from stockholders intending to be presented at the next annual meeting of stockholders should be addressed to Carbon Natural Gas Company, Attention: Corporate Secretary, 1700 Broadway, Suite 1170, Denver, Colorado 80290 and we must receive the proposals by January 15, 2016. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the meeting materials in accordance with applicable law. It is suggested that stockholders forward such proposals by Certified Mail-Return Receipt Requested. After January 15, 2016, any stockholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

Dated May 20, 2015
BY ORDER OF THE BOARD OF DIRECTORS:
CARBON NATURAL GAS COMPANY

/s/ Patrick R. McDonald
Patrick R. McDonald,
Chief Executive Officer

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Appendix A

AMENDED & RESTATED

BYLAWS OF

CARBON NATURAL GAS COMPANY

ARTICLE 1
Business Offices

The corporation shall have such offices either within or outside the State of Delaware and within or outside the United States, as the Board of Directors may from time to time determine or as the business of the corporation may require.

ARTICLE 2
Registered Offices and Registered Agents

Section 2.1. Delaware. The address of the initial registered office in the State of Delaware and the name of the initial registered agent of the corporation at such address are set forth in the Certificate of Incorporation. The corporation may, from time to time, designate a different address as its registered office or a different person as its registered agent, or both; provided, however, that such designation shall become effective upon the filing of a statement of such change with the Secretary of State of the State of Delaware as is required by law.

Section 2.2. Other States. In the event the corporation desires to qualify to do business in one or more states other than Delaware, the corporation shall designate the location of the registered office in each such state and designate the registered agent for service of process at such address in the manner provided by the law of the state in which the corporation elects to be qualified.

ARTICLE 3
Meetings of Stockholders

Section 3.1. Place of Meetings. Meetings of the stockholders shall be held at the principal office of the corporation or any other place (within or outside the State of Delaware and within or outside the United States) designated in the notice of the meeting.

Section 3.2. Annual Meeting. A meeting of the stockholders shall be held annually at such time as the Board of Directors may determine (which shall be, in the case of the first annual meeting, not more than eighteen (18) months after the organization of the corporation and, in the case of all other meetings, not more than twelve (12) months after the date of the fiscal year end of the corporation), at which annual meeting the stockholders shall elect the positions of the Board of Directors then due for election and transact other proper business.

Section 3.3. Special Meetings. A special meeting of the stockholders for any purpose or purposes may be called by a majority of the Board, the Chairman, or the President, to be held at such place, date and hour and for such purpose(s) as shall be designated in the notice or waiver of notice thereof. The place, date and hour of a special meeting shall be designated by the Board of Directors in accordance with Section 3.4.

Section 3.4. Notice.

(a)                 Written notice stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by first class mail, by or at the direction of the Chairman, President, the Secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his or her address as it appears in the stock ledger of the corporation, with postage thereon prepaid.

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(b)                 Notwithstanding Section 3.4(a), the corporation shall not be required to give notice of a stockholders' meeting to any stockholder to whom notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings, have been mailed under the procedures outlined above and have been returned undeliverable. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder delivers to the corporation a written notice setting forth his or her then current address, the requirement that notice be given to such stockholder shall be reinstated.

Section 3.5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, the corporation shall not be required to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted that might have been transacted at the original meeting. If, however, the adjournment is for more than forty-five (45) days, or if after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in Section 3.4 above, to each stockholder of record on the new record date entitled to vote at such meeting.

Section 3.6. Waiver of Notice. Whenever notice is required to be given to any stockholder, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be the equivalent to the giving of such notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders need be specified in the written waiver of notice.

Section 3.7. Fixing Record Date.

(a)                 For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)                 For purposes of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Laws of the State of Delaware, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand, national overnight courier or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law of the State of Delaware, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

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(c)                 For purposes of determining the stockholders entitled to exercise any rights, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 3.8. Record of Stockholders Having Voting Rights. The officer or agent having charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before each meeting of stockholders, to the extent such has been provided to the corporation by the stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, and showing the name, address, telephone number, facsimile number and electronic mail address of each stockholder, to the extent each is provided by such stockholder. For a period of fifteen (15) days prior to such meeting, the list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where such meeting is to be held. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any stockholder at any time during the meeting.

Section 3.9. Stockholder Quorum.

(a)                 Except as otherwise required by law, by the Certificate of Incorporation or by these Bylaws, the holders of a majority of the shares entitled to vote at such meeting, represented in person or represented by proxy, shall constitute a quorum at a meeting of stockholders. When a specified item of business is required to be voted on by a class of stockholders (if the stockholders are divided into classes), the holders of a majority of the shares of such class of stock entitled to vote at such meeting, represented in person or represented by proxy, shall constitute a quorum for the transaction of such item of business by that class of stockholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number or voting by class is required by the General Corporation Law of the State of Delaware or by the Certificate of Incorporation or by these Bylaws. The directors shall be elected by a plurality of the votes of the stockholders present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

(b)                 After a quorum has been established at a stockholders' meeting, the subsequent withdrawal of stockholders, so as to reduce the number of stockholders in person or represented by proxy entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 3.10. Voting.

(a)                 Each stockholder entitled to vote in accordance with the Certificate of Incorporation of the corporation shall be entitled to one vote for each share of stock held by such stockholder on each matter submitted to a vote at a meeting of the stockholders, except as may otherwise be provided in the General Corporation Law of the State of Delaware or the Certificate of Incorporation.

(b)                 A stockholder may vote either in person or by proxy executed in writing by the stockholder or his or her duly authorized attorney-in-fact.

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Section 3.11. Proxies.

(a)                 Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting, or a stockholder’s duly authorized attorney-in-fact, may authorize another person or persons to act for him/her by proxy.

(b)                 Every proxy must be signed by the stockholder or his or her attorney-in-fact. No proxy shall be valid after three (3) years from its date, unless otherwise provided in the proxy. All proxies shall be revocable.

Section 3.12. Action by Stockholders Without a Meeting. Any action required to be taken or which may be taken at any annual or special meeting of stockholders of the corporation, may be taken without a meeting, without prior notice and without a vote, if a written consent setting forth the action so taken shall be signed by stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all stockholders entitled to vote thereon were present and voted; provided, however, that no written consent shall be effective unless such consent (i) bears the date of signature by each stockholder signing such consent and (ii) is delivered to the corporation within sixty (60) days of the date on which the earliest consent was delivered to the corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE 4
Directors

Section 4.1. Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws specifically reserved to the stockholders.

Section 4.2. Qualification. Directors need not be residents of Delaware or of the United States nor stockholders of the corporation.

Section 4.3. Compensation. The Board of Directors shall have authority to fix the compensation of directors unless otherwise provided in the Certificate of Incorporation.

Section 4.4. Number. The number of directors shall consist of not less than three nor more than eleven, the exact number of such directors to be determined from time to time by resolution of the Board of Directors.

Section 4.5. Resignation and Removal of Directors. A director may resign at any time upon written notice to the corporation. Furthermore, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares entitled to vote for the election of directors or as otherwise provided in the General Corporation Law of the State of Delaware or the Certificate of Incorporation.

Section 4.6. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors or by a sole remaining director. If there is more than one voting class of stockholders, vacancies of directorships elected by such class may be filled by a majority of the directors elected by such class or by a sole remaining director. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders.

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Section 4.7. Quorum and Voting. A majority of the number of directors then fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 4.8. Audit, Executive and Other Committees.

(a)                 The Board of Directors, by resolution adopted by a majority of the full Board of Directors, shall designate an Audit Committee and may designate an Executive Committee from among its members and such other committees consisting of at least one director as determined by the Board of Directors from time to time. Each committee, to the extent provided in such authorizing resolution, shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the corporation, as limited by the laws of the State of Delaware.

(b)                 The Board of Directors, by resolution adopted in accordance with this Section 4.8, may designate one or more directors as alternate members of any such committee, who may act in the place and stead of any absent or disqualified member or members at any meeting of such committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Section 4.9. Place of Meetings. Regular and special meetings of the Board of Directors may be held within or outside the State of Delaware and within or outside the United States.

Section 4.10. Time, Notice and Call of Meetings.

(a)                 Regular meetings of the Board of Directors shall be held immediately following the annual meeting of stockholders each year and at such times thereafter as the Chairman of the Board of Directors will fix. No notice of regular directors' meetings shall be required.

(b)                 Special meetings of the Board of Directors shall be held at such times as called by the Chairman of the Board, the President of the corporation, or a majority of directors. Written notice of the time and place of special meetings of the Board of Directors shall be given to each director by either personal delivery, national overnight delivery service, e-mail, telegram, cablegram, or telefax at least 24 hours before the meeting, or by notice mailed to each director at least five (5) days before the meeting.

(c)                 Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice, either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or conveyed, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

(d)                 Members of the Board of Directors may participate in a meeting of such Board or of any committee designated by such Board by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participating by such means shall constitute presence in person at a meeting.

Section 4.11. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the board or committee, as the case may be, consent thereto in writing, and such writing is filed with the minutes of the proceedings of the board or committee. Such consent shall have the same effect as a unanimous vote.

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Section 4.12. Director Conflicts of Interest.

(a)                 No contract or other transaction between the corporation and one or more of its directors or between the corporation and any other corporation, partnership, association or other organization in which one or more of the directors of the corporation are directors or officers or are financially interested, shall be void or voidable solely because of such relationship or interest or solely because such director or directors are present at or participate in the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or solely because his or her or their votes are counted for such purpose, if:

(i)                 The material facts as to the director's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee, and the Board of Directors or committee in good faith authorizes, approves or ratifies the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(ii)               The material facts as to their relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of such stockholders; or

(iii)               The contract or transaction is fair as to the corporation at the time it is authorized, approved or ratified by the Board of Directors, a committee of the Board of Directors or the stockholders.

(b)                 Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

ARTICLE 5
Audit Committee

Section 5.1. Designation. The Board of Directors shall by a resolution adopted by a majority of the entire Board designate an Audit Committee. Members of the Audit Committee may be members of other committees of the Board of Directors and shall be subject to any federal governance requirements. The members of the Audit Committee shall elect a chairman by the affirmative vote of a majority of such members.

Section 5.2. Powers.

(a)                 The power and authority of the Audit Committee shall, to the extent permitted by law, be to (i) initiate or review the results of an audit or investigation, at any time, into the business affairs of the corporation and its subsidiaries, if any; (ii) review the corporation's annual and quarterly reports; (iii) conduct pre-audit and post-audit reviews with the Corporation's management, financial employees and independent auditors; and (iv) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

(b)                 Management of the Corporation shall inform the Audit Committee regularly with respect to the business and financial condition of the Corporation and its subsidiaries, if any, and shall notify the Audit Committee promptly of (i) any proposed material change in accounting or financial reporting practices; (ii) any proposed change of independent auditors; and (iii) such other matters as may from time to time be designated by the Board of Directors.

(c)                 In connection with the performance of its duties, the Audit Committee shall have unrestricted access to and assistance from the officers, employees and independent auditors of the corporation, and shall be furnished with such resources and support from the Corporation as the Audit Committee shall deem necessary. The Audit Committee shall have standing authority to employ, at the expense of the Corporation, such experts and professionals as the Audit Committee shall deem appropriate from time to time.

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Section 5.3. Reports. The Audit Committee shall report to the Board of Directors when and as required by the Board of Directors and when and as deemed appropriate by the Audit Committee, but in any event, not less frequently than quarterly.

Section 5.4. Meetings

(a)                 Regular meetings of the Audit Committee shall be held not less frequently than quarterly. Special meetings of the Audit Committee may be called by or at the request of the Chairman of the Audit Committee or a majority of the members of the Audit Committee or the Board of Directors upon 24 hours' notice to the members (unless each member waives such notice before or after the meeting).

(b)                 Subject to Section 4.11, a notice of the place, date and time and the purpose or purposes of such meeting of the Audit Committee shall be given by the chairman of the Audit Committee and shall be given to each member by mailing, delivering by facsimile transmission, telephoning the same or by delivering the same personally, in each case at least five days before the meeting.

(c)                 The Audit Committee may hold its meetings at the principal office of the Corporation or at any other place upon which a majority of the committee may at any time agree.

ARTICLE 6
Executive Committee

Section 6.1. Designation. The Board of Directors may by a resolution adopted by a majority of the entire Board designate an Executive Committee of one or more directors. Members of the Executive Committee may be members of other committees of the Board of Directors. If the Executive Committee has more than one member, the members of the Executive Committee shall elect a chairman by the affirmative vote of a majority of such members.

Section 6.2. Powers. The power and authority of the Executive Committee shall be as determined by the Board of Directors.

Section 6.3. Reports. The Executive Committee shall report to the Board of Directors when and as required by the Board of Directors and when and as deemed appropriate by the Executive Committee, but in any event, not less frequently than by the next succeeding meeting of the entire Board of Directors.

Section 6.4. Meetings.

(a)                 If the Executive Committee has more than one member, special meetings of the Executive Committee may be called by or at the request of the Chairman of the Executive Committee or a majority of the members of the Executive Committee or the Board of Directors upon 24 hours' notice to members (unless each member waives such notice before or after the meeting).

(b)                 If the Executive Committee has more than one member, subject to Section 4.11, a notice of the place, date and time and the purpose or purposes of such meeting of the Executive Committee shall be given by the Chairman of the Executive Committee and shall be given to each member by mailing, e-mailing, delivering by facsimile transmission, telephoning the same or by delivering the same personally, in each case at least 24 hours before the meeting.

(c)                 The Executive Committee may hold its meetings at the principal office of the Corporation or at any other place upon which a majority of the committee may at any time agree.

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ARTICLE 7
Committees Generally

Section 7.1. Appointment. The Board of Directors by a resolution adopted by a majority of the entire Board may from time to time appoint one or more committees, in addition to the Audit Committee and the Executive Committee, for any purpose or purposes, to the extent lawful, which shall have such powers as shall be determined and specified by the Board of Directors in the resolution of designation.

Section 7.2. Procedures, Quorum and Manner of Acting. Each committee shall fix its own rules of procedure, and, except as otherwise provided herein, shall meet where and as provided by such rules or by resolution of the Board of Directors. Except as otherwise provided by law, the presence of a majority of the then appointed members of a committee shall constitute a quorum for the transaction of business by that committee, and in every case where a quorum is present the affirmative vote of a majority of the members of the committee present shall be the act of the committee. Each member of a committee shall have one vote on all matters that come before the committee. Each committee shall keep minutes of its proceedings, and actions taken by a committee shall be reported to the Board of Directors.

Section 7.3. Action by Written Consent. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if all the members of the committee consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the committee.

Section 7.4. Term; Termination.

(a)                 In the event any person shall cease to be a director of the corporation, such person shall simultaneously therewith cease to be a member of any committee designated by the Board of Directors.

(b)                 Any member of any committee may be removed at any time, with or without cause, by a resolution of a majority of the entire Board.

(c)                 Any vacancy in any committee occurring for any reason whatsoever may be filled in accordance with a resolution of a majority of the entire Board.

ARTICLE 8
Officers

Section 8.1. Officers. The officers of the corporation shall consist of a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. A Chairman of the Board, one or more Vice Chairmen, A Chief Executive Officer, a Chief Financial Officer, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time. Any two (2) or more offices may be held by the same person.

Section 8.2. Duties. The officers of the corporation shall have the following duties:

(a)                 Chairman of the Board. The Chairman of the Board, if one is appointed, shall preside at all meetings of the Board of Directors and shall have such other duties and authority as may be conferred by the Board of Directors. The Chairman may also serve as one or more officers of the corporation if so designated by the Board of Directors.

(b)                 Vice Chairman. The Vice Chairman, if one is appointed, shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board. The Vice Chairman shall also perform whatever duties and have whatever powers the Board of Directors may from time to time assign him/her. If more than one Vice Chairman is elected and the Chairman is absent or becomes disabled, the Board of Directors shall choose one Vice Chairman to perform the duties and exercise the powers of the Chairman.

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(c)                 Chief Executive Officer. The Chief Executive Officer, if one is appointed, shall have general active management of the business and affairs of the corporation, and shall see that all orders and resolutions of the Board are carried into effect. He or she shall perform such other duties, and exercise such powers, as from time to time shall be prescribed by these Bylaws or by the Board of Directors. He or she shall preside at all meetings of the stockholders and, if a Chairman of the Board is not elected, he or she shall preside at all meetings of the Board of Directors.

(d)                 President. The President shall be the chief operating officer of the corporation and shall have general and active management of the operational affairs of the corporation, subject to the direction of the Chief Executive Officer and the Board of Directors. If the Board of Directors has not appointed a separate Chief Executive Officer, the President will also perform the duties and exercise the powers of the Chief Executive Officer.

(e)                 Chief Financial Officer. The Chief Financial Officer, if one is appointed, shall have charge of the Corporation's books of account, and shall be responsible for the maintenance of adequate records of all assets, liabilities and financial transactions of the Corporation. The Chief Financial Officer shall prepare and render such balance sheets, profit and loss statements and other financial reports as the Board, the Chairman of the Board or the Chief Executive Officer may require. He or she shall perform such other duties as may be prescribed by these Bylaws or as may be assigned to him or her by the Chairman of the Board, the Chief Executive Officer or the Board, and, except as otherwise prescribed by the Board, he or she shall have such powers and duties as generally pertain to the office of Chief Financial Officer.

(f)                  Vice President. The Vice President, if one is appointed, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President. He or she also shall perform whatever duties and have whatever powers the Board of Directors may from time to time assign him or her. If more than one Vice President is appointed, one thereof shall be designated as Executive Vice President and shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and each other Vice President shall only perform whatever duties and have whatever powers the Board of Directors may from time to time assign him or her.

(g)                 Secretary and Assistant Secretary. The Secretary shall keep accurate records of the acts and proceedings of all meetings of the stockholders and directors. The Secretary shall give all notices required by law and by these Bylaws. In addition, the Secretary shall have general charge of the corporate books and records and of the corporate seal, and he or she shall affix, or attest the affixing of, the corporate seal to any lawfully executed instrument requiring it. The Secretary shall have general charge of the stock ledger of the corporation and shall keep, at the registered or principal office of the corporation, a record of the stockholders showing the name, address, telephone number, facsimile number and electronic mail address of each member. The Secretary shall sign such instruments as may require his or her signature and, in general, shall perform all duties as may be assigned to him or her from time to time by the Chairman, the President or the Board of Directors. The Assistant Secretary, if one is appointed, shall render assistance to the Secretary in all the responsibilities described above.

(h)                 Treasurer and Assistant Treasurer. The Treasurer shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements, and shall perform such other duties as may be prescribed by the Chairman of the Board, the Chief Executive Officer or the Board of Directors; provided, however, that certain or all of these duties may be vested in one or more officers as designated by the Board of Directors. If the Board of Directors has not appointed a separate Chief Financial Officer, the Treasurer will perform the duties and exercise the powers of the Chief Financial Officer. The Assistant Treasurer, if one is appointed, shall render assistance to the Treasurer in all of the responsibilities described above.

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Section 8.3. Election and Term. The officers of the corporation shall be appointed by the Board of Directors or appointed by an officer empowered by the Board to make such appointment. Such appointment by the Board of Directors may be made at any regular or special meeting of the Board. Each officer shall hold office for the period designated by the Board of Directors or officer so designated to appoint, as the case may be.

Section 8.4. Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed by a majority of the Board whenever, in its judgment, the best interests of the corporation will be served thereby.

Section 8.5. Vacancies. Any vacancy, however occurring, in any office may be filled by a majority of the Board of Directors.

Section 8.6. Compensation. The compensation, if any, of all officers of the corporation shall be fixed by the Board of Directors and may be changed from time to time by a majority vote of the Board of Directors. The fact that an officer is also a director shall not preclude such person from receiving compensation as either a director or officer, nor shall it affect the validity of any resolution by the Board of Directors fixing such compensation. The President shall have authority to fix the salaries, if any, of all employees of the corporation, other than officers elected or appointed by the Board of Directors.

ARTICLE 9
Capital Stock

Section 9.1. Certificates. The instruments of debentures, certificate of shares of the preferred, preference and common capital stock, including the Common Stock of the corporation shall be in such form as shall be approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board, the Chief Executive Officer or the President and also by the Chief Financial Officer, the Secretary or the Treasurer. The seal of the corporation shall be affixed to all certificates. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the corporation itself or its employee. Notwithstanding the foregoing provisions regarding share certificates or any other provisions of this ARTICLE 9, officers of the Corporation may provide that some or all of any or all classes or series of the corporation's capital stock may be uncertificated shares.

Section 9.2. Stock Ledger. All certificates shall be consecutively numbered, and the names of the owners, the number of shares and the date of issue, shall be entered in the corporation's books. The corporation or its duly authorized stock transfer agent shall keep a book to be known as the stock book, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, the number of shares of preferred, preference and common stock held by each respectively, and the time when each became the owner thereof, also entries showing from and to whom such shares shall be transferred, and the number and denomination of all revenue stamps used to evidence the payment of the stock transfer tax as required by the laws of the State of Delaware, which books shall be open daily, during usual business hours, for inspection by any person who shall have been a stockholder of record in such corporation for a least six months immediately preceding his demand; or by any person holding or thereunto in writing authorized by the holders of at least five per centum of any class of its outstanding shares, upon at least five days written demand. Persons so entitled to inspect stock books may not make extracts therefrom.

Section 9.3. Share Transfer. Shares shall be transferred only on the books of the corporation by the holder thereof in person or by his attorney upon the surrender and cancellation of certificates for a like number of shares, and upon tender of stock transfer stamps or the equivalent in money to the extent necessary and sufficient to satisfy all legal requirements for such transfer.

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Section 9.4. Board Action. The Board may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock of the corporation.

Section 9.5. Lost Certificates. Certificates for shares of stock or for debentures in the corporation may be issued in lieu of certificates alleged to have been lost, stolen, destroyed, mutilated, or abandoned, upon the receipt of (1) such evidence of loss, theft, destruction or mutilation and a bond of indemnity in such amount, upon such terms and with such surety, if any, as the Board of Directors may require in each specific case, or (2) a request by an appropriate governmental agency or representative for the reissuance of a stock certificate claimed to be abandoned or escheated in accordance with the abandoned property or similar law of the state, or (3) in accordance with general resolutions.

ARTICLE 10
Books and Records

Section 10.1. Books and Records.

(a)                 The corporation shall keep correct and complete books and records of accounts and shall keep minutes of the proceedings of its stockholders, Board of Directors and committees of directors.

(b)                 The corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of the name, address and telephone number of each stockholder, to the extent the same as been provided by such stockholder.

(c)                 Any books, records and minutes may be in written form or in any other form capable of being converted into clearly legible written form within a reasonable time.

Section 10.2. Stockholders' Inspection Rights. Any person who is a member, upon written demand under oath stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any time during the corporation's usual hours for business, for any proper purpose as determined under the General Corporation Law of the State of Delaware, the corporation's stock ledger and its other books and records, but may not make copies or extracts therefrom.

ARTICLE 11
Status

The corporation is organized and shall be operated as a corporation organized under Delaware law.

ARTICLE 12
Corporate Seal

The Board of Directors shall provide a corporate seal which shall have the name of the corporation inscribed thereon, and may be a facsimile, engraved, printed, or an impression seal.

ARTICLE 13
Amendment

(a)                 These Bylaws may be repealed, altered or amended or new Bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation.

(b)                 The Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws.

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ARTICLE 14
Limits on Liability of Directors

To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

ARTICLE 15
Indemnification of Officers and Directors

Section 15.1. Right to Indemnification. Each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer or member of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall be entitled to indemnification against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement to the fullest extent now or hereafter permitted by applicable law as long as such person acted in good faith and in a manner that such person reasonably believed to be in or not be opposed to the best interests of the corporation; provided, however, that the corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the Board of Directors.

Section 15.2. Advance Payment of Expenses. Expenses (including reasonable attorneys' fees) incurred by any person who is or was an officer, director or member of the corporation, or who is or was serving at the request of the corporation as an officer or director of another corporation, partnership, joint venture, trust or other enterprise, in defending any civil, criminal, administrative or investigative action, suit or proceeding, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he or she is not entitled under applicable law to be indemnified by the corporation.

Section 15.3. Right of Claimant to Bring Suit. If a claim under this ARTICLE 15 is not paid in full by the corporation within ninety (90) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any action or proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation unless such action is based on the claimant having committed an act involving moral turpitude) that the claimant has not met the standards of conduct which make indemnification permissible under the General Corporation Law of the State of Delaware, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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Section 15.4. Contract Rights. The provisions of this ARTICLE 15 shall be a contract between the corporation and each director, officer or member to which this ARTICLE 15 applies. No repeal or modification of these Bylaws shall invalidate or detract from any right or obligation with respect to any state of facts existing prior to the time of such repeal or modification.

Section 15.5. Rights Non-exclusive. The indemnification and advancement of expenses provided by or granted pursuant to this ARTICLE 15 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

Section 15.6. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, member, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this ARTICLE 15 or of applicable law.

Section 15.7. Definitions. For purposes of this ARTICLE 15, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this ARTICLE 15 with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued, and references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this ARTICLE 15.

Section 15.8. Continued Coverage. The indemnification and advancement of expenses provided by, or granted pursuant to this ARTICLE 15 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer or member and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE 16
Forum for Adjudication of Disputes

Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the corporation or its subsidiaries to the corporation or the corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of this ARTICLE 16.

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ARTICLE 17
General Provisions

Section 17.1. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 17.2. Fiscal Year. The fiscal year of the corporation shall end on December 31, unless otherwise fixed by resolution of the Board of Directors.

Section 17.3. Loans. No loans shall be contracted on behalf of the corporation and no evidence of material indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 17.4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such depositories as the Board of Directors shall direct.

Section 17.5. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 17.6. Counterpart Execution: Facsimile Execution. Any document requiring the signature of the directors and/or stockholders may be executed in any number of counterparts with the same effect as if all of the required signatories had signed the same document. Such executions may be transmitted to the corporation and/or the other directors and/or stockholders by facsimile and such facsimile execution shall have the full force and effect of an original signature. All fully executed counterparts, whether original executions or facsimile executions or a combination, shall be construed together and shall constitute one and the same agreement.

THESE BYLAWS WERE APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF CARBON NATURAL GAS COMPANY ON THE 29th DAY OF April, 2015.

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Appendix B

CARBON NATURAL GAS COMPANY

2015 STOCK INCENTIVE PLAN

Section 1         PURPOSE AND ESTABLISHMENT

1.1	Purpose. The purpose of the Carbon Natural Gas Company 2015 Stock Incentive Plan (the “Plan”) is to provide a means through which Carbon Natural Gas Company, a Delaware corporation (the “Company”), and its Subsidiaries may attract able persons to serve as officers, directors or consultants or to enter the employ of the Company and its Subsidiaries and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Subsidiaries rest, and whose present and potential contributions to the Company and its Subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Subsidiaries. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Subsidiaries. Accordingly, the Plan provides for granting Director Stock Awards to Non-Employee Directors and for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Stock Appreciation Rights, Performance Awards, and Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee, officer, director, or consultant as provided herein.

1.2	Establishment and Term of the Plan. The Plan shall become effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company at the next meeting of the stockholders of the Company (or the effective date of a written consent of the stockholders sufficient to approve the Plan) that occurs after the date of such adoption by the Board. Notwithstanding any provision in the Plan to the contrary, if the Plan is rejected by the stockholders of the Company at such meeting of the stockholders, all Awards granted prior to such meeting shall be null and void and no other Awards shall be granted until the Plan receives such stockholder approval. The Plan shall remain in effect until the earliest of: (i) the date that no additional Shares are available for issuance under the Plan, (ii) the date that the Plan has been terminated in accordance with Section 14 or (iii) the day preceding the tenth anniversary of the date of its adoption. Upon the termination or expiration of the Plan as provided in this Section 1.2, no Award shall be granted pursuant to the Plan, but any Award granted prior thereto may extend beyond such termination or expiration.

Section 2         DEFINITIONS

As used in the Plan, the following terms have the meanings set forth below:

2.1	“Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share, Performance Unit, or Share Award.

2.2	“Award Agreement” or “Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder and signed or otherwise authenticated by both the Company and the Participant.

2.3	“Board” means the Board of Directors of the Company.

2.4	“Cause” means, unless otherwise defined in the Award Agreement or a written employment agreement in effect between the Company or any of its Subsidiaries and an individual Participant, a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant’s willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

2.5	“Change in Control” means the occurrence of:

(a)	the acquisition within any 12-month period by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the total voting power of the then outstanding stock of the Company entitled to vote generally in the election of directors, but excluding the following transactions (the “Excluded Acquisitions”):

(i)	any acquisition directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege of a security that was not acquired directly from the Company),

(ii)	any acquisition by the Company, and

(iii)	any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company;

(b)	a change in the composition of the Board such that at any time during a period of 12 months or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof;

(c)	an acquisition (other than an Excluded Acquisition) by any Person of fifty percent (50%) or more of the voting power or value of the Company’s stock;

(d)	the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving company in such transaction, other than a merger, consolidation, or reorganization that would result in the Persons who are Beneficial Owners of the Company’s stock outstanding immediately prior thereto continuing to Beneficially Own, directly or indirectly, in substantially the same proportions, at least fifty percent (50%) of the combined voting power or value of the Company’s stock (or the stock of the surviving entity) outstanding immediately after such merger, consolidation or reorganization; or

(e)	the sale or other disposition during any 12 month period of all or substantially all of the assets of the Company, provided that such sale is of assets having a total gross fair market value equal to or greater than fifty percent (50%) of the total gross fair market value of the assets of the Company immediately prior to such sale or disposition.

The foregoing definition of “Change in Control” is intended to comply with the requirements of Section 409A of the Code and the guidance issued thereunder and shall be interpreted and applied by the Committee in a manner consistent therewith.

2.6	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.7	“Committee” means the Compensation, Nominating and Governance Committee of the Board (or any successor committee); provided, however, that with respect to Awards made by the Compensation, Nominating and Governance Committee of the Board (i) to any Eligible Individual subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation, Nominating and Governance Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act, (ii) that are intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code, the regulations promulgated thereunder, and any successors thereto, Committee means all of the members of the Compensation, Nominating and Governance Committee who are “outside directors” within the meaning of Section 162(m) of the Code, and (iii) the Committee shall be composed of “independent” directors as required under applicable listing requirements.

2.8	“Company” means Carbon Natural Gas Company and any successor thereto.

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2.9	“Covered Employee” means a Participant who the Committee determines is or may become a “covered employee” within the meaning of Section 162(m)(3) of the Code and the regulations promulgated thereunder for the year in which the vesting or settlement of a Performance Award may result in remuneration to the Participant that would not be deductible under Section 162(m) of the Code but for the designation of the Award granted hereunder as a Performance Award.

2.10	“Director Stock Award” means a Restricted Stock Award under Section 8 or a Phantom Stock Award under Section 11, as applicable, granted to a Non-Employee Director.

2.11	“Disability” means disability as determined by the Committee in accordance with Section 22(e)(3) of the Code.

2.12	“Eligible Individual” means any Employee or any director or consultant of the Company, any of its Subsidiaries, joint ventures and affiliated entities.

2.13	“Employee” means any employee of the Company or of any of its Subsidiaries. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be a Subsidiary of the Company, even if he or she continues to be employed by such employer.

2.14	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

2.15	“Fair Market Value” means, (i) with respect to Shares, either (A) the average of the highest and lowest reported sales prices of Shares in transactions reported on the established securities market (as such term is defined in Regulations Section 1.897-1(m)) on which the Shares are readily tradable on the date of determination of Fair Market Value, (B) if no sales of Shares are reported on such established securities market for that date, the comparable average sales price for the last previous day for which sales were reported on such established securities market or (C) if the Shares are not readily tradable on an established securities market, the value of a Share for such date as established by the Committee using any other reasonable method of valuation and (ii) with respect to any other property, the fair market value of such property determined by such reasonable methods or procedures as shall be established from time to time by the Committee.

2.16	“Incentive Stock Option” means an Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto and designated by the Committee as an Incentive Stock Option.

2.17	“Non-Employee Director” means any member of the Board who qualifies as a “non-employee director” as such term is defined in Rule 16b-3 promulgated under the Exchange Act.

2.18	“Nonqualified Stock Option” means an Option granted under Section 6 hereof that is not an Incentive Stock Option.

2.19	“Option” means any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.20	“Parent” means any corporation which is a parent corporation within the meaning of Section 424(e) of the Code with respect to the Company.

2.21	“Participant” means an Eligible Individual who is selected by the Committee to receive an Award under the Plan.

2.22	“Performance Award” means any Award of Performance Shares or Performance Units pursuant to Section 9 hereof.

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2.23	“Performance-Based Compensation” means an Award that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

2.24	“Performance Objectives” has the meaning set forth in Section 9.3(a).

2.25	“Performance Period” means that period, established by the Committee during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.26	“Performance Share” means any Shares issued or transferred to a Participant under Section 9.2.

2.27	“Performance Unit” means Performance Units granted to a Participant under Section 9.1.

2.28	“Phantom Stock Award” means an Award granted under Section 11.

2.29	“Plan” means the Carbon Natural Gas Company 2015 Stock Incentive Plan, as the same may be amended from time to time.

2.30	“Regulations” means the regulations, temporary and final, of the Treasury Department promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

2.31	“Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any forfeiture provisions and any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.32	“Restricted Stock Award” means an award of Restricted Stock under Section 8 hereof.

2.33	“Section 16” means Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

2.34	“Share Award” means an Award of Shares granted pursuant to Section 10.

2.35	“Shares” means the shares of common stock, $0.01 par value, of the Company and such other securities of the Company into which such Shares are changed or for which such shares are exchanged.

2.36	“Stock Appreciation Right” means any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right on the date of grant which shall not be less than the Fair Market Value of one Share on such date of grant of the right.

2.37	“Subsidiary” means (i) a “subsidiary corporation” of the Company as defined in Section 424(f) of the Code, or (ii) other than for purposes of determining who is an Employee that is eligible for an Award of Incentive Stock Option, any other entity in which the Company directly or indirectly owns 50% or more of the voting interests.

2.38	“Substitute Award” shall have the meaning set forth in Section 4.3.

2.39	“Ten-Percent Stockholder” means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

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Section 3         ADMINISTRATION

3.1	Authority of Committee. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such resolutions not inconsistent with the provisions of the Plan, as may from time to time be adopted by the Board, to: (i) select those Eligible Individuals to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions (including, without limitation, the restrictions and forfeiture provisions thereof), not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) accelerate the exercisability of, and accelerate or waive any restrictions and conditions applicable to an Award; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan; and (xi) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable. Notwithstanding anything in this Section 3.1 to the contrary, the Committee shall not have the authority to reduce the exercise price for Options and Stock Appreciation Rights other than in connection with adjustments as provided in Section 4.

3.2	Decisions Binding. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company and its Subsidiaries, any Participant, and any Eligible Individual.

3.3	Delegation. Subject to all applicable laws and the terms of the Plan, the Committee may from time to time, in its sole discretion, delegate to the chief executive officer of the Company the administration (or interpretation of any provision) of the Plan, and the right to grant Awards under the Plan, insofar as such administration (and interpretation) and power to grant Awards relates to any person who is not subject to Section 16 of the Exchange Act (including any successor section to the same or similar effect). Any such delegation may be effective only so long as the chief executive officer of the Company is a Director, and the Committee may revoke such delegation at any time. The Committee may put any conditions and restrictions on the powers that may be exercised by the chief executive officer of the Company upon such delegation as the Committee determines in its sole discretion. In the event of any conflict in a determination or interpretation under the Plan as between the Committee and the chief executive officer of the Company, the determination or interpretation, as applicable, of the Committee shall be conclusive.

3.4	The terms and conditions of Awards need not be the same with respect to each recipient. The Committee shall have full and final authority to select those Eligible Individuals who will receive Awards, which shall be evidenced by an Award Agreement between the Company and the Participant.

Section 4         SHARES SUBJECT TO THE PLAN

4.1	Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.6, the aggregate maximum number of Shares that may be granted to Participants pursuant to Awards under the Plan, and the aggregate maximum number of Shares that may be granted to Participants through Incentive Stock Options, shall not exceed 10,000,000.

4.2	Lapsed Awards. If any Award (or portion thereof) is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award shall not count against the aggregate number of Shares that may be granted under the Plan set forth in Section 4.1 and may again be the subject of Awards hereunder. If the exercise of a Stock Appreciation Right or Option involves the issuance of fewer Shares than were subject to the Stock Appreciation Right or Option, then Shares not issued may not again become subject to Awards under the Plan.

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4.3	Other Items Not Included. The following items shall not count against the aggregate number of Shares that may be issued under the Plan set forth in Section 4.1: (i) the payment in cash of dividends or dividend equivalents under any outstanding Award; (ii) any Award that is settled in cash rather than by issuance of Shares; or (iii) Awards granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who become Employees as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company or any Subsidiary (“Substitute Award”).

4.4	Award Limits. Notwithstanding any provision in the Plan to the contrary, (i) the aggregate maximum number of Shares that may be granted to any one individual during any calendar year may not exceed 2,000,000 Shares (subject to adjustment in the same manner as provided in Section 4.6) and (ii) the maximum amount of compensation that may be paid under all Performance Awards denominated in cash (including the Fair Market Value of any Shares paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $2,000,000, and any payment due with respect to a Performance Award shall be paid no later than 10 years after the date of grant of such Performance Award. The limitations set forth in the preceding sentence shall be applied in a manner that will permit Awards that are intended to provide “performance-based” compensation for purposes of section 162(m) of the Code to satisfy the requirements of such section, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.

4.5	Source of Shares. The Company shall reserve for purposes of the Plan unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board.

4.6	Adjustments.

(a)	Subdivision or Consolidation of Shares; Stock Dividends. The Shares with respect to which Awards may be granted are shares of the Company’s common stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of Shares or the payment of a stock dividend on Shares without receipt of consideration by the Company, the number of Shares with respect to which such Award may thereafter be exercised or satisfied, as applicable (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

(b)	Other Corporate Changes. The effect, if any, of any other corporate change, including, but not limited to, a recapitalization or reclassification its capital stock, any other change in its capital structure, or a Change in Control, shall be set forth in the applicable Award Agreement.

(c)	Limitations on the Foregoing Adjustments. Notwithstanding the foregoing, any adjustment in the Shares subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such a manner as not to constitute a modification as defined by Section 424 of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code. In addition, any such adjustment to outstanding Awards (i) that are subject to Section 409A of the Code shall be made only to the extent permitted by Section 409A of the Code and (ii) that are not subject to Section 409A of the Code shall be made in a manner that will not result in the Award becoming subject to Section 409A of the Code.

Section 5         ELIGIBILITY

Any Eligible Individual shall be eligible to be selected as a Participant; provided, however, that only Employees may be granted Awards of Incentive Stock Options.

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Section 6         STOCK OPTIONS

Options may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, the terms and conditions of which shall be set forth in an Award Agreement. If a Participant shall fail to execute the Award Agreement evidencing an Award of Options, and any other documents that the Committee may require, within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

6.1	Option Price. The exercise price per Share under an Option shall be determined by the Committee in its sole discretion; provided that, except in the case of an Option pursuant to a Substitute Award, such purchase price shall not be less than the Fair Market Value of a Share on the date of the grant of the Option (110% of the Fair Market Value in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

6.2	Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years (five (5) years in the case of an Incentive Stock Option issued to a Ten-Percent Stockholder) from the date the Option is granted except as provided under Section 13.

6.3	Exercisability. Options shall be exercisable at such time or times as determined by the Committee and set forth in the Award Agreement; provided, however, that the Committee may accelerate the time or times at which an Option shall be exercisable in its sole discretion.

6.4	Method of Exercise. The exercise of an Option shall be made only by a (i) written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive offices, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Award Agreement pursuant to which the Option was granted, or (ii) such other method as the Committee may permit. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either: (xi) cash, (xii) the transfer of Shares previously owned by the Participant for at least six months (or such period as the Committee may deem appropriate, for accounting purposes or otherwise) to the Company upon such terms and conditions as determined by the Committee, (xiii) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, or (xiv) by a combination of the methods described above. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the date immediately prior to the date of exercise of such Option. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option, and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares. In addition, the Committee may permit any Option to be exercised without payment of the purchase price, in which case the Company’s sole obligation shall be to issue to the Participant the same number of Shares as would have been issued had such Option been Stock Appreciation Rights that are being exercised at the same time in respect of an identical number of Shares in accordance with Section 7. In addition to and at the time of payment of the exercise price (or as a condition to the delivery of any Shares without payment of the exercise price), the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, using such of the methods described above for the payment of the exercise price or such other methods as may be approved by the Committee and set forth in the Award Agreement.

6.5	Repricing Prohibited. Subject to the anti-dilution adjustment provisions contained in Section 4.6 hereof, without the prior approval of the Company’s stockholders, given in accordance with the rules of any stock exchange on which the Shares are listed for trading and applicable law, the Committee shall not cause the cancellation, substitution or amendment of an Option that would have the effect of reducing the exercise price of such Option previously granted under the Plan, or otherwise approve any modification to such Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the stock exchange on which the Shares are listed for trading.

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6.6	Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities. Similarly, the Committee may require Shares to be held for a specific period of time.

6.7	Non-Transferability. No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and an Option shall be exercisable during the lifetime of such Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Award Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to members of the Participant’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Participant. For this purpose, immediate family means the Participant’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Participant.

6.8	Additional Rules for Incentive Stock Options.

(a)	Eligibility. An Incentive Stock Option may only be granted to an Employee who is considered an employee for purposes of Treasury Regulation §1.421-7(h) with respect to the Company or its Parent or Subsidiary.

(b)	Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the date of the grant of the Incentive Stock Option) of the Shares with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary or Parent, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking stock options into account in the order in which granted.

(c)	Termination of Employment. An Award of an Incentive Stock Option may provide that such Option may be exercised not later than (i) three months following termination of employment of the Participant with the Company and all Subsidiaries, (ii) one year following a permanent and total disability within the meaning of Section 22(e)(3) of the Code, or (iii) one year following the death of the Participant if the Participant died while an Employee or within three months after termination of Employment, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(d)	Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. Notwithstanding anything else in this Section 6.8 to the contrary, an Award Agreement for an Incentive Stock Option may provide that such Option shall be treated as a Non-qualified Stock Option to the extent that certain requirements applicable to “incentive stock options” under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(e)	Disqualifying Dispositions. If Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date of the grant of such Incentive Stock Option or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.9	Effect of a Change in Control. The effect of a Change in Control on an Option, if any, shall be set forth in the applicable Agreement.

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Section 7         STOCK APPRECIATION RIGHTS

The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. If a participant shall fail to execute the Award Agreement evidencing an Award of Stock Appreciation Rights, and any other documents that the Committee may require, within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

7.1	Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

7.2	Stock Appreciation Right Related to an Option.

(a)	Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable.

(b)	Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted.

(c)	Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

7.3	Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than 10 years other than in the event of the death or Disability of the Participant as set forth in Section 13. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Participant shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted.

7.4	Non-Transferability. No Stock Appreciation Right shall be transferable by the Participant other than by will or by the laws of descent and distribution, and such Stock Appreciation Right shall be exercisable during the lifetime of such Participant only by the Participant or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Participant.

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7.5	Method of Exercise. Stock Appreciation Rights shall be exercised by a Participant only by (i) a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive offices, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised or (ii) such other method as the Committee may permit.

7.6	Form of Payment. Payment of the amount determined under Section 7.2 or 7.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date immediately prior to the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

7.7	Effect of a Change in Control. The effect of a Change in Control on a Stock Appreciation Right, if any, shall be set forth in the applicable Agreement.

Section 8         RESTRICTED STOCK

8.1	Grants. Restricted Stock Awards may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan. The terms and conditions of Restricted Stock Awards shall be set forth in an Award Agreement between the Company and the Participant. Each Award Agreement shall contain such restrictions, which may include such terms and conditions, including forfeiture provisions, as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Award Agreements may require that an appropriate legend be placed on Share certificates.

8.2	Purchase Price. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.

8.3	Rights of Participant. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted provided that the Participant has executed an Award Agreement, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Participant shall fail to execute the Award Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise, as evidenced by the terms of the Award Agreement, upon delivery of the Shares to the escrow agent, the Participant shall not have any of the rights of a stockholder with respect to such Shares, including no right to vote the Shares and no right to receive any dividends or other distributions paid or made with respect to the Shares.

8.4	Non-transferability. Until all restrictions upon and forfeiture provisions applicable to the Shares of Restricted Stock awarded to a Participant shall have lapsed in the manner set forth in Section 8.5, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Participant.

8.5	Lapse of Restrictions. Restrictions upon and forfeiture provisions applicable to Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Award Agreement evidencing the Award shall set forth any such restrictions and conditions. The Committee may accelerate or waive any or all of the restrictions and conditions applicable to any Award, for any reason.

8.6	Treatment of Dividends. If the terms of the Award Agreement expressly provide that the Participant shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares, any dividends declared or paid on such Shares of Restricted Stock shall be (a) deferred until the lapsing of the restrictions imposed upon and forfeiture provisions applicable to such Shares and (b) held by the Company for the account of the Participant until such time. The Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed upon and forfeiture provisions applicable to the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

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8.7	Delivery of Shares. Upon the lapse of the restrictions and forfeiture provisions on Shares of Restricted Stock, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder.

8.8	Effect of Change in Control. The effect of a Change in Control on an Award of Restricted Stock, if any, shall be set forth in the applicable Agreement.

Section 9         PERFORMANCE AWARDS

9.1	Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Award Agreement between the Company and the Participant. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Period, represent the right to receive payment subject to Section 9.3(c) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit becomes vested or any other date specified by the Committee; (ii) in the case of dollar-denominated Performance Units, the specified dollar amount; or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. If a participant shall fail to execute the Award Agreement evidencing an Award of Performance Units, and any other document that the Committee may require, within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. Each Award Agreement shall specify the number of Performance Units to which it related, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Period within which such Performance Objectives must be satisfied.

(a)	Vesting and Forfeiture. Subject to Section 9.3(c), a Participant shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Award Agreement are satisfied for the Performance Period.

(b)	Payment of Awards. Subject to Section 9.3(c), payment to Participants in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Period to which such Award relates unless the Award Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Award Agreement. Such payments may be made entirely in Shares valued at the Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

(c)	Non-transferability. Performance Units shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

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9.2	Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals with such terms and conditions including forfeiture provisions as the Committee shall determine and as set forth in an Award Agreement. Each Award Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

(a)	Rights of Participant. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Participant; provided, however, that no Performance Shares shall be issued until the Participant has executed an Award Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Participant shall fail to execute the Award Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise, as evidenced by the express terms of the Award Agreement, upon delivery of the Performance Shares to the escrow agent, the Participant shall not have any of the rights of a stockholder with respect to such Performance Shares, including no right to vote the Performance Shares and no right to receive any dividends or other distributions paid or made with respect to the Performance Shares.

(b)	Non-transferability. Until all restrictions upon and forfeiture provisions applicable to the Performance Shares awarded to a Participant shall have lapsed, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Participant. The Committee also may impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

(c)	Lapse of Restrictions. Restrictions upon and forfeiture provisions applicable to Performance Shares awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Award Agreement evidencing the Award shall set forth any such restrictions and conditions. The Committee may accelerate or waive any or all of the restrictions and conditions applicable to any Award, for any reason.

(d)	Treatment of Dividends. If the terms of the Award Agreement expressly provide that the Participant shall have all of the rights of a stockholder with respect to such Performance Shares, including the right to vote the Performance Shares and to receive all dividends or other distributions paid or made with respect to the Performance Shares, any dividends declared or paid on Performance Shares shall be (a) deferred until the lapsing of the restrictions imposed upon and forfeiture provisions applicable to such Shares and (b) held by the Company for the account of the Participant until such time. The Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or as additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed upon and forfeiture provisions applicable to the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Shares.

(e)	Delivery of Shares. Upon the lapse of the restrictions on and forfeiture provisions applicable to Performance Shares awarded hereunder, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder.

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9.3	Performance Objectives.

(a)	Establishment. Performance objectives (“Performance Objectives”) for Performance Awards may be expressed in terms of (i) earnings per share, (ii) Share price, (iii) consolidated net income, (iv) pre-tax profits, (v) earnings or net earnings, (vi) return on equity or assets, (vii) sales, (viii) cash flow from operating activities, (ix) return on invested capital, (x) other Company-specific growth or profit objectives as determined by the Committee, or (xi) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to an Award that is intended to constitute Performance-Based Compensation shall be established in writing by the Committee by the earlier of (1) the date on which a quarter of the Performance Period has elapsed or (2) the date which is 90 days after the commencement of the Performance Period, and in any event while the performance relating to the Performance Objectives remains substantially uncertain.

(b)	Effect of Certain Events. At the time of the granting of an Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of any Award intended to constitute Performance-Based Compensation, the Committee may provide for the manner in which the performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified events, including any one or more of the following with respect to the Performance Period (i) the gain, loss, income or expense resulting from changes in accounting principles that become effective during the Performance Period; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from and the direct expenses incurred in connection with, the disposition of a business, or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; (v) the impact of impairment of tangible or intangible assets, including goodwill; (vi) the impact of restructuring or business recharacterization activities, including but not limited to reductions in force, that are reported publicly by the Company; or (vii) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. The events may relate to the Company as a whole or to any part of the Company’s business or operations, as determined by the Committee at the time the Performance Objectives are established. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee.

(c)	Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation, the Committee shall certify that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance-Based compensation.

9.4	Effect of Change in Control. The effect of a Change in Control on a Performance Award, if any, shall be set forth in the applicable Agreement.

Section 10          SHARE AWARDS

The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

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Section 11          PHANTOM STOCK AWARDS

11.1	Phantom Stock Awards. Phantom Stock Awards are rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Shares over a specified period of time, which vest over a period of time as established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the Participant respecting any Phantom Stock Award.

11.2	Award Period. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which the Award shall vest with respect to the Participant.

11.3	Awards Criteria. In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

11.4	Payment. Following the end of the vesting period for a Phantom Stock Award (or at such other time as the applicable Phantom Stock Award Agreement may provide), the holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Shares, or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in cash shall be based on the Fair Market Value of the Shares on the payment date or such other date as may be specified by the Committee in the Phantom Stock Award Agreement. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee.

11.5	Termination of Award. A Phantom Stock Award shall terminate if the Participant does not remain continuously in the employ of the Company or its Subsidiaries or does not continue to perform services as a consultant or a director for the Company or its Subsidiaries at all times during the applicable vesting period, except as may be otherwise determined by the Committee.

11.6	Phantom Stock Award Agreements. At the time any Award is made under this Paragraph X, the Company and the Participant shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Phantom Stock Award Agreements need not be identical.

11.7	Effect of Change in Control. The effect of a Change in Control on a Phantom Stock Award, if any, shall be set forth in the applicable Agreement.

Section 12          EFFECT OF CERTAIN TRANSACTIONS

Subject to the terms of an Agreement in connection with (a) the liquidation or dissolution of the Company or (b) a merger, consolidation or reorganization of the Company (a “Transaction”), either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, following the Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights pursuant to this Section 12 in connection with a Transaction may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Transaction provided either (x) the holders of affected Options and Stock Appreciation Rights have been given a period of at least 15 days prior to the date of the consummation of the Transaction to exercise the Options or Stock Appreciation Rights (whether or not they were otherwise exercisable) or (y) the holders of the affected Options and Stock Appreciation Rights are paid (in cash or cash equivalents) in respect of each Share covered by the Option or Stock Appreciation Right being cancelled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the exercise price of the Option or Stock Appreciation Right. For avoidance of doubt, (1) the cancellation of Options and Stock Appreciation Rights pursuant to clause (y) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Agreement and (2) if the amount determined pursuant to clause (y) of the preceding sentence is zero or less, the affected Option or Stock Appreciation Right may be cancelled without any payment therefor.

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Section 13           TERMINATION OF EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY; DEATH OR DISABILITY

Unless otherwise determined by the Committee:

(a)	If the employment, directorship or consultancy of a Participant with the Company is terminated for Cause, all the rights of such Participant under any then outstanding Award shall terminate immediately, regardless of whether or not such Award is then vested.

(b)	If the employment, directorship or consultancy of the Participant is terminated for any reason other than for Cause, death or Disability:

(i)	Any outstanding Options and Stock Appreciation Rights shall be exercisable by such Participant or a personal representative at any time prior to the expiration date of the Option or Stock Appreciation Right or within three months after the date of such termination, whichever is the shorter period, but only to the extent the Option or Stock Appreciation Right was exercisable at the date of termination.

(ii)	Any Shares of Restricted Stock or Performance Awards with respect to which restrictions shall not have lapsed shall thereupon be forfeited immediately by the Participant and returned to the Company, and the Participant shall only receive the amount, if any, paid by the Participant for such Awards; provided that the Committee may determine, in its sole discretion, in the case of a termination of employment other than for Cause, that the restrictions on some or all of such Awards then held by the Participant shall immediately lapse.

(c)	In the event of Disability or death of a Participant:

(i)	All outstanding Options and Stock Appreciation Rights of such Participant then outstanding shall become immediately exercisable in full. In the event of death of a Participant, all Options and Stock Appreciation Rights of such Participant shall be exercisable by the person or the persons to whom those rights pass by will or by the laws of descent and distribution or, if appropriate, by the legal representative of the estate of the deceased Participant at any time within two (2) years after the date of death, regardless of the expiration date of the Option or Stock Appreciation Right, except for Incentive Stock Options which may not be exercised later than provided in Section 6.8(c) hereof. In the event of Disability of any Participant, all Options and Stock Appreciation Rights of such Participant shall be exercisable by the Participant, or, if incapacitated, by a legal representative at any time within two (2) years of the date of determination of Disability regardless of the expiration date of the Option or Stock Appreciation Right, except for Incentive Stock Options which may not be exercised later than provided in Section 6.8(c) hereof.

(ii)	Any restriction and other conditions applicable to any Shares of Restricted Stock or Performance Awards then held by the Participant, including, but not limited to, vesting requirements, shall immediately lapse.

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Section 14           AMENDMENTS AND TERMINATION

The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under an Award theretofore granted, without the Participant’s consent, or that without the approval of the Company’s stockholders would:

(a)	except as is provided in Section 4.6 of the Plan, increase the total number of Shares reserved for the purpose of the Plan; or

(b)	change the class of Eligible Individuals eligible to participate in the Plan.

Section 15           INTERPRETATION

15.1	Section 16 Compliance. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

15.2	Section 162(m). Unless otherwise determined by the Committee at the time of grant, each Option, Stock Appreciation Right and Performance Award granted to an Eligible Individual that is also a Covered Employee is intended to be Performance-Based Compensation. Unless otherwise determined by the Committee, if any provision of the Plan or any Agreement relating to an Option or Award that is intended to be Performance-Based Compensation does not comply or is inconsistent with Section 162(m) of the Code or the regulations promulgated thereunder (including IRS Regulation § 1.162-27), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable in connection with any such Option or Award upon the attainment of the Performance Objectives.

15.3	Compliance With Section 409A. All Options and Awards granted under the Plan are intended either not to be subject to Section 409A of the Code or, if subject to Section 409A of the Code, to be administered, operated and construed in compliance with Section 409A of the Code and any guidance issued thereunder. Notwithstanding this or any other provision of the Plan to the contrary, the Committee may amend the Plan or any Option or Award granted hereunder in any manner, or take any other action that it determines, in its sole discretion, is necessary, appropriate or advisable (including replacing any Option or Award) to cause the Plan or any Option or Award granted hereunder to comply with Section 409A and any guidance issued thereunder or to not be subject to Section 409A. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan.

Section 16           GENERAL PROVISIONS

16.1	The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that, except as provided in Section 13, in no event shall the term of any Option or any Stock Appreciation Right related to any Option exceed a period of 10 years from the date of its grant.

16.2	No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

16.3	The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have complied with the then applicable terms and conditions of such Award.

16.4	All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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16.5	Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

16.6	The Committee is authorized to establish procedures pursuant to which the payment of any Award may be deferred.

16.7	The Company is authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such withholding taxes by delivery of, or directing the Company to retain Shares. The Company will not issue Shares or Awards until such tax obligations have been satisfied.

16.8	Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is otherwise required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.9	The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

16.10	If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any relevant jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

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